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                                 EXHIBIT 10.23

                                   401(k) Plan


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Rev. 4/97                                                          Plan Document
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                                   Chapter 15
                                  Plan Document








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MONTHLYB.WP                 ADP 401(k) ADMINISTRATIVE MANUAL                15-1


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                        AUTOMATIC DATA PROCESSING, INC
                             PROTOTYPE 401(k) PLAN

                           Monthly Valuation Product


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                              TABLE OF CONTENTS

                                                                          Page

TABLE OF CONTENTS............................................................i

ARTICLE I....................................................................1

Definitions and Rules of Construction........................................1
     1.1   Definitions.......................................................1
           Account...........................................................1
           Account Balance...................................................1
           Administrative Committee..........................................1
           Adoption Agreement................................................1
           Affiliate.........................................................1
           After-Tax Account.................................................2
           Beneficiary.......................................................2
           Benefit Commencement Date.........................................3
           Board of Directors................................................3
           Code..............................................................3
           Company...........................................................3
           Compensation......................................................3
           Determination Year................................................6
           Disability........................................................6
           Direct Rollover...................................................6
           Distributee.......................................................6
           Early Retirement Date.............................................7
           Earned Income.....................................................7
           Effective Date....................................................7
           Elective Deferrals................................................7
           Eligible Employee.................................................7
           Eligible Retirement Plan..........................................8
           Eligible Rollover Distribution....................................8
           Employee..........................................................8
           Employer..........................................................9
           Employer Contribution Account.....................................9
           Employment........................................................9
           Entry Date........................................................9
           ERISA.............................................................9
           Family Member....................................................10
           Highly Compensated Employee......................................10
           Hour of Service..................................................12
           Investment Fund..................................................13

           Look-Back Year...................................................13
           Matching Contributions...........................................14
           Nonelective Contributions........................................14
           Non-Highly Compensated Employee..................................14
           Normal Retirement Age............................................14
           Owner-Employee...................................................14
           Participant......................................................14
           Participant 401(k) Account.......................................14
           Participant 401(k) Election......................................14
           Participating Affiliate..........................................14
           Period of Severance..............................................15
           Plan.............................................................16
           Plan Year........................................................16
           Prototype Sponsor................................................16
           Qualified Domestic Relations Order...............................17
           Qualified Matching Contributions.................................17
           Qualified Nonelective Contributions..............................17
           Rollover Contribution............................................17
           Self-Employed Individual.........................................18
           Transfer Contribution............................................18
           Trust............................................................18
           Trustee..........................................................18
           Valuation Date...................................................18
           Vesting Service..................................................19
           Year of Eligibility Service......................................19
           Years of Service.................................................19
     1.2   Additional Definitions...........................................20
     1.3   Rules of Construction............................................20
     1.4   Controlling Law..................................................21
     1.5   Savings Clause...................................................22

ARTICLE II..................................................................23

Participation...............................................................23
     2.1   Admission as a Participant.......................................23
     2.2   Termination of Participation.....................................24
     2.3   Provision of Information.........................................24
     2.4   Minimum Number of Participants...................................24
     2.5   Rollover Contributions...........................................25

ARTICLE III.................................................................26

Contributions and Account Allocations.......................................26

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     3.1   Employer Contributions...........................................26
     3.2   General Provisions Concerning Employer Contributions.............28
     3.3   Rollover Contributions...........................................29
     3.4   Transfer Contributions...........................................30
     3.5   Establishing of Accounts.........................................30
     3.6   Multiple Trades and Businesses...................................32

ARTICLE IV..................................................................34

Vesting.....................................................................34
     4.1   Determination of Vesting.........................................34
     4.2   Rules for Crediting Vesting Service..............................34
     4.3   Forfeitures......................................................35

ARTICLE V...................................................................36

Amount and Payment of Account Balances......................................36
     5.1   Termination of Employment........................................36
     5.2   Payment of Account Balances on Termination of Employment.........36
     5.3   Death Benefit....................................................37
     5.4   Beneficiaries....................................................37
     5.5   Limitation on Commencement of Benefits...........................40
     5.6   Withdrawals Before Termination of Employment.....................41
     5.7   Loans............................................................43
     5.8   Additional Distribution Events...................................47
     5.9   Distributions to Alternate Payees................................48

ARTICLE VI..................................................................49

Forms of Payment of Accounts................................................49
     6.1   Normal Form of Payment...........................................49
     6.2   Optional Form of Payment.........................................49
     6.3   Election of Optional Form........................................49
     6.4   Limitation on Options............................................50
     6.5   Change in Form or Timing of Payment..............................50
     6.6   Conditions to Distribution.......................................51
     6.7   Eligible Rollover Distributions..................................51

ARTICLE VII.................................................................52

Fiduciaries.................................................................52
     7.1   Named Fiduciaries................................................52
     7.2   Employment of Advisers...........................................52

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     7.3   Multiple Fiduciary Capacities....................................53
     7.4   Payment of Expenses..............................................53
     7.5   Indemnification..................................................53

ARTICLE VIII................................................................54

Plan Administration.........................................................54
     8.1   Administrative Committee.........................................54
     8.2   Powers and Duties of the Administrative Committee................55
     8.3   Delegation of Responsibility.....................................56
     8.4   Trustee..........................................................56
     8.5   Investment of Accounts...........................................57
     8.6   Valuation of Accounts............................................58

ARTICLE IX..................................................................59

Plan Amendment or Termination...............................................59
     9.1   Plan Amendment...................................................59
     9.2   Limitations on Plan Amendment....................................60
     9.3   Right of the Company to Terminate Plan or Discontinue
           Contributions....................................................61
     9.4   Effect of Partial or Complete Termination or Complete
           Discontinuance of Contributions..................................62
     9.5   Distribution Upon Termination....................................62
     9.6   Bankruptcy.......................................................63
     9.7   Action by Company................................................63

ARTICLE X...................................................................64

Miscellaneous Provisions....................................................64
     10.1  Exclusive Benefit of Participants................................64
     10.2  Plan Not a Contract of Employment................................65
     10.3  Type of Plan.....................................................65
     10.4  Source of Benefits...............................................65
     10.5  Benefits Not Assignable..........................................65
     10.6  Merger or Transfer of Assets.....................................66
     10.7  Participation in the Plan by an Affiliate........................66
     10.8  Conditional Adoption.............................................67
     10.9  Inability to Locate Participant or Beneficiary...................67
     10.10 Application of Prior Plan........................................68
     10.11 Failure of Qualified Status......................................68

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APPENDIX A...................................................................1

Limitations on Elective Deferrals and Matching Contributions.................1
     A.1   Definitions.......................................................1
           Actual Deferral Percentage........................................1
           Aggregate Limit...................................................2
           Average Actual Deferral Percentage................................2
           Average Contribution Percentage...................................2
           Contribution Percentage...........................................2
           Eligible Participant..............................................3
           Excess Aggregate Contributions....................................3
           Excess Contributions..............................................3
           Excess Deferral Amount............................................4
           Matching Contribution.............................................4
     A.2   Maximum Amount of Elective Deferrals..............................4
     A.3   Excess Deferral Amounts...........................................4
     A.4   Actual Deferral Percentage Test...................................6
     A.5   Excess Contributions..............................................9
     A.6   Average Contribution Percentage Test.............................10
     A.7   Excess Aggregate Contributions...................................13
     A.8   Coordination of Distributions of Excess Deferral Amounts,
           Excess Contributions, and Excess Aggregate Contributions.........15
     A.9   Multiple Use of Alternative Limitations..........................15

APPENDIX B...................................................................1

Limitations on Annual Additions..............................................1
     B.1   Definitions.......................................................1
           Annual Addition...................................................1
           Controlled Group Member...........................................2
           Defined Benefit Fraction..........................................2
           Defined Contribution Dollar Limitation............................3
           Defined Contribution Fraction.....................................3
           Excess Amount.....................................................4
           Limitation Compensation...........................................4
           Limitation Year...................................................6
           Master or Prototype Plan..........................................6
           Projected Annual Benefit..........................................6
     B.2   Maximum Annual Addition...........................................6
     B.3   Excess Amounts....................................................7

APPENDIX C...................................................................1

Top-Heavy Provisions.........................................................1
     C.1   Definitions.......................................................1
           Aggregated Plans..................................................1
           Determination Date................................................1
           Group Participant.................................................2
           Key Employee......................................................2
           Non-Key Employee..................................................3
           Top-Heavy Ratio...................................................3
     C.2   Top-Heavy Plan....................................................5
     C.3   Minimum Benefits or Contributions.................................6
     C.4   Minimum Vesting...................................................7
     C.5   Adjustment to Maximum Benefits....................................8
     C.6   Discontinuance of Appendix........................................8

APPENDIX D...................................................................1

Distribution Requirements....................................................1
     D.1   Definitions.......................................................1
           Applicable Life Expectancy........................................1
           Distribution Calendar Year........................................2
           Participant's Benefit.............................................2
           Required Beginning Date...........................................2
           Valuation Calendar Year...........................................2
     D.2   General Rules.....................................................2

                                  ARTICLE I

                    DEFINITIONS AND RULES OF CONSTRUCTION

I.1 DEFINITIONS.

         These terms have the following meanings in this Plan:

         ACCOUNT: The Participant 401(k) Account and/or Employer Contribution Account and/or After-Tax Account.

         ACCOUNT BALANCE: The value of an Account determined as of any Valuation Date.

         ADMINISTRATIVE COMMITTEE: The committee appointed under, and having the responsibilities specified in, Articles VII and VIII.

         ADOPTION AGREEMENT: The instrument executed by the Company by which it agrees to adopt the Plan. The Adoption Agreement contains all the options that the Company may select under the Plan and is an integral part of the Plan.

         AFFILIATE: Any corporation, partnership, or other entity (other than the Company) which is:

         (a) a member of a "controlled group of corporations" (as defined in Code Section 414(b)) of which the Company is a member;

         (b) a member of any trade or business under "common control" (as defined in Code Section 414(c)) with the Company;

         (c) a member of an "affiliated service group" (as defined in Code
Section 414(m)) which includes the Company;

         (d) a "leasing organization" which "leases" (as defined in Code
Section 414(n)) its employees to the Company or an Affiliate and which otherwise satisfies the requirements of Code Section 414(n)(1) through (4) and which employees who are so leased to the Company or an Affiliate are (i) not covered by a money purchase pension plan providing (A) a nonintegrated employer contribution rate of at least 10% of compensation as defined in Code
Section 415(c)(3) (but including amounts contributed under a salary reduction agreement which are excludable from the employee's gross income under Code
Section 125, 402(e)(3), 402(h), or 403(b)), (B) immediate participation
(other than an individual whose compensation from the leasing organization in each Plan Year during the 4-year period ending with the Plan Year is less than $1,000), and (C) full and immediate vesting and (ii) leased employees do not constitute more than 20% of the Company's non-highly compensated workforce within the meaning of Code Section 414(n)(5)(C)(ii); or

         (e) an entity described in regulations promulgated by the Secretary of the Treasury under Code Section 414(o).

         AFTER-TAX ACCOUNT: The Account under the Plan established for a Participant under Section 3.5.4.

         BENEFICIARY: Any person, trust, estate, or charitable organization designated or deemed designated by a Participant to receive payment of Plan benefits due after the Participant's death, except to the extent the designation or deemed designation is superseded by a state statute which is not preempted by ERISA.

         BENEFIT COMMENCEMENT DATE: The first day on which all events have occurred which entitle the Participant or Beneficiary to a Plan benefit, and for purposes of Code Section 402(f) and 411(a)(11), the date on which a distribution is received.

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     BOARD OF DIRECTORS: In the case of a corporation, the Company's Board of
Directors or other governing body. In the case of a partnership or in the case of a sole proprietorship, the terms "general partners" and "sole proprietor" respectively, shall be substituted for the term "Board of Directors".

     CODE: The Internal Revenue Code of 1986, as amended from time to time. Reference to a specific Code provision includes any valid regulation promulgated under that provision.

     COMPANY: The entity that executes the Adoption Agreement, and any of its successors.

     COMPENSATION: Compensation shall mean wages as defined in Code Section 3401(a) and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code Sections 6041(d) and 6051(a)(3). Compensation shall be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the except for agricultural labor in Code Section 3401(a)(2)). Except for the purposes of Limitation Compensation under Appendix B and Appendix Section C.3.1(b), Compensation shall include Employer contributions made pursuant to a salary reduction agreement which are not includible in the Participant's gross income under Code Section 125, 402(e)(3), 402(h), or 403(b). However, except for determining the Actual Deferral Percentage and the Contribution Percentage under Appendix A, and except for computing the minimum contribution under Appendix C if the Plan becomes top-heavy, the Company may elect in Section III of the Adoption Agreement to exclude overtime, bonuses, commissions, severance pay, and/or other extraordinary remuneration. In addition, any payment which is not directly paid through the payroll system, such as group-term life insurance, tips and third-party sick pay, will be excluded from the definition of Compensation. To the extent permitted under the Code and any applicable regulations, the Company may elect, in determining the Actual Deferral Percentage and the Contribution Percentage under Appendix A to limit Compensation to that paid to a Participant while participating in the Plan only if the Plan is otherwise unable to pass the Actual Deferral Percentage test under Section A.4 or the Average Contribution Percentage test under Section A.6.

     For any Self-Employed Individual, Compensation means Earned Income, provided, however, that notwithstanding the foregoing, if an election is made to use an alternative definition of Compensation under Code Section 414(s), an equivalent alternative Compensation amount may be determined for any Self-Employed Individual for purposes of nondiscrimination testing under Code
Section 401(a)(4).

     Compensation is determined from the Employer's records.

     A Participant's Compensation may not exceed $200,000 (as adjusted at the same time and in the same manner as under Code Section 415(d)). In determining the Compensation of a Participant under this limitation, the family aggregation rules of Code Section 414(q)(6) apply. However, in applying those rules, "family" includes only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, by applying the family aggregation rules, the adjusted $200,000 limitation would be exceeded, then the limitation is prorated among the affected individuals in proportion to each individual's

Compensation as determined before the application of the $200,000 limitation.

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 compensation limit is $150,000, as adjusted for increases in the cost-of-living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For the Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the OBRA '93 annual compensation limit set forth in this provision.

     If Compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for the determination period beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

     DETERMINATION YEAR: The period for which Highly Compensated Employees are being identified. If the Plan Year is a calendar year, the Plan Year is the Determination Year.

Otherwise, the months in the Plan Year which follow the Look-Back Year are the Determination Year.

     DISABILITY: The inability of a Participant to continue in the service of the Employer, as specifically defined in, and elected by the Employer under
Section VII of the Adoption Agreement.

     DIRECT ROLLOVER: A payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

     DISTRIBUTEE: An Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order as defined in Code Section 414(p), are Distributees with respect to the interest of the spouse or former spouse.

     EARLY RETIREMENT DATE: If elected by the Company under the Adoption Agreement, the date under which an Employee can separate from the service of the Company or Participating Affiliate, as applicable, and be fully vested.

     EARNED INCOME: The net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings are determined without regard to items not included in gross income and the deductions allocable to those items. Net earnings are reduced by contributions by an Employer to a qualified plan to the extent deductible under Code Section 404. Earned Income is determined with regard to the deduction allowed by Code Section 164(f).

     EFFECTIVE DATE: The date designated in Section 1.B.3 of the Adoption Agreement as the date on which the Plan, as originally adopted or as amended and restated, will apply.

         ELECTIVE DEFERRALS: Employer contributions made to the Plan under Participant 401(k) Elections.

         ELIGIBLE EMPLOYEE: All Employees of an Employer, except nonresident aliens with no earned income from the Company or an Affiliate which constitutes United States source income and those employees in the job classifications specified in Section II.A of the Adoption Agreement.

         The Eligible Employees of a Participating Affiliate are those Employees designated as eligible for the Plan by the Participating Affiliate under Section 10.7.1.

         ELIGIBLE RETIREMENT PLAN: An individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code
Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         ELIGIBLE ROLLOVER DISTRIBUTION: Any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution shall not include any distribution that is one of a series of substantially equal periodic payments (not less frequent than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         EMPLOYEE: All common law or contract Employees employed by the Company or an Affiliate and in accordance with Code Section 7701(a)(20), full-time life insurance salesmen who are considered employees for purposes of social security withholding. Employee also includes all leased employees within the meaning of Code Section 414(n) and 414(o). However, if the leased employees constitute less than 20% of the non-highly compensated workforce of the Company or an Affiliate within the meaning of Code Section 414(n)(1)(C)(ii), Employee does not include leased employees covered by a plan described in Code Section 414(n)(5) unless otherwise provided by this Plan. However, in determining the non-highly compensated workforce of the Company or an Affiliate with the meaning of Code Section 414(n)(1)(C)(ii), all Employees are taken into account.

         EMPLOYER: The Company or Participating Affiliate by whom an Employee is employed.

         EMPLOYER CONTRIBUTION ACCOUNT: The account under the Plan established for a Participant under Section 3.5.3.

         EMPLOYMENT: An Employee's Employment with the Company or an Affiliate. An Employee will not have terminated Employment while on a leave of absence for required military service or on a leave of absence for any other purpose authorized in writing by the Company or an Affiliate under uniform and nondiscriminatory rules if the Employee completes an Hour of Service with the Company or an Affiliate within 90 days after his separation from military service or within 90 days after the expiration of his other leave of absence. If the Employee does not complete an Hour of Service during the 90-day period, the Employee will be deemed to have terminated Employment as of the first day of his leave of absence.

     ENTRY DATE: The first day of any month.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a specific provision of ERISA includes any valid regulation promulgated under that provision.

     FAMILY MEMBER: An individual described in Code Section 414(q)(6)(B); namely, the spouse of an Employee, the lineal ascendants of an Employee, the lineal descendants of an Employee, the spouses of lineal ascendants of the Employee, and the spouses of lineal descendants of the employee. Under this definition, Employee refers only to a 5-percent owner of the Company or a top-ten Highly Compensated Employee.

     HIGHLY COMPENSATED EMPLOYEE: An individual described in Code Section 414(q), including both Highly Compensated active Employees and Highly Compensated former Employees. A Highly Compensated active Employee is an Employee who performs service for the Company or an Affiliate during the Determination Year and who, during the Look-Back Year (i) received Compensation in excess of $75,000 (as adjusted under Code Section 415(d)),
(ii) received Compensation from the Company or an Affiliate in excess of $50,000 (as adjusted under Code Section 415(d)) and was a member of the top-paid group for that year, or (iii) was an officer of the Company or an Affiliate and received Compensation during that year that is greater than 50% of the dollar limitation in effect under Code Section 415(b)(1)(A). Highly Compensated active Employees also include (i) an Employee who is described in the preceeding sentence if the term "Determination Year" is substituted for the term "Look-Back Year" and who is one of the 100 Employees who received the Most Compensation from the Company or an Affiliate during the Determination Year and (ii) an Employee who is a 5-percent owner at any time during the

Look-Back Year or Determination Year.

     The highest paid officer for a year is treated as a Highly Compensated Employee if no officer has Compensation in excess of 50% of the dollar limitation in effect under Code Section 415(b)(1)(A) during either a Determination Year or a Look-Back Year.

     A Highly Compensated former Employee includes any Employee who separated from service (or was deemed to have separated) before the Determination Year, performs no service for the Company or an Affiliate during the Determination Year, and was a Highly Compensated active Employee for either the Determination Year during which he separated from service (or was deemed to have separated) or any Determination Year ending on or after the Employee's 55th birthday.

     The determination of who is a Highly Compensated Employee, including the determination of the number and identity of the Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers, and the Compensation that is considered, is made in accordance with Code
Section 414(q) and the following:

     (a) Leased Employees covered by a safe harbor pension plan are not treated as Employees with respect to retirement plans.

     (b) In determining Compensation, accrued (not paid) compensation is not used and amounts other than wages, fees, bonuses, commissions, etc. are ignored in accordance with Treasury Regulation Section 1.415-2(d)(10).

     (c) The top-paid group is the highest paid 20% of the number of "Employees" employed by the Company or an Affiliate during the testing year, excluding:

          (i)      nonresident aliens with no U.S. source of earned income;

          (ii) leased Employees covered by a safe harbor pension plan who are not treated as Employees;

          (iii) bargaining unit workers if this Plan excludes all bargaining unit workers and 90% or more of the work force of the Company or an Affiliate consists of bargaining unit workers;

          (iv) probationary Employees who have not completed 6 months of service;

          (v) part-time Employees who normally work fewer that 17.5 hours per week;

          (vi) seasonal workers who normally work during less than 6 months in any testing year; and

          (vii) Employees who have not attained age 21 in any testing period.

     (d) The simplified method for determining Highly Compensated Employees under Code Section 414(q)(12) does not apply.

      HOUR OF SERVICE:

      (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Company or an Affiliate. These hours are credited to the Employee for the computation period in which the duties are performed.

      (b) Each hour for which an Employee is paid, or entitled to payment, by the Company or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. No more than 501 Hours of Service may be credited under this paragraph for any single continuous period (whether or not the period occurs in a single computation period). Hours under this paragraph are calculated and credited pursuant to Department of Labor Regulation Section 2530.200b-2, which is incorporated by this reference.

     (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliate. The same Hours of Service are not credited both under paragraph (a) or paragraph
(b), as the case may be, and under this paragraph (c). These hours are credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment is made.

     If an Adoption Agreement allows an Employer to elect to determine an Employee's eligibility for participation based on months of service, an Employee will be credited with 190 Hours of Service for a month if the Employee would be credited with at least one Hour of Service during that month.

     INVESTMENT FUND: An Investment Fund selected by the Administrative Committee under Section 8.5.

     LOOK-BACK YEAR: If the Plan Year is a calendar year, the Look-Back Year is the preceding calendar year. Otherwise, the Look-Back Year is the calendar year ending within the Plan Year.

     MATCHING CONTRIBUTIONS: An Employer contribution to the Plan for the benefit of a Participant because of the Participant's Elective Deferral.

     NONELECTIVE CONTRIBUTIONS: An Employer contribution to the Plan (other than a Matching Contribution or Qualified Matching Contribution) which the Participant could not have elected to receive in cash or as another taxable benefit.

     NON-HIGHLY COMPENSATED EMPLOYEE: An Employee who is neither a Highly Compensated Employee nor a Family Member.

     NORMAL RETIREMENT AGE: age 65.

     OWNER-EMPLOYEE: a sole proprietor, or a partner, who owns more than 10% of either the capital or profits interest of the partnership.

     PARTICIPANT: An Employee who has commenced, but not terminated, participation in the Plan under Article II.

     PARTICIPANT 401(k) ACCOUNT: The Account under the Plan established for a Participant under Section 3.5.1.

     PARTICIPANT 401(k) ELECTION: The election by a Participant to have part of the amount that otherwise would be paid as Compensation converted to an Employer contribution in accordance with Section 3.1.1.

     PARTICIPATING AFFILIATE: An Affiliate which adopts, and has not terminated participation in or withdrawn from, the Plan in accordance with
Section 10.7.

     PERIOD OF SEVERANCE: A period of at least 12 consecutive months beginning on the later of (i) the date an Employee quits, retires, is discharged, or dies or (ii) the first anniversary of the date that the Employee is absent from work (with or without pay) for any other reason, and ending on the date he again becomes an Employee. A Period of Severance is measured in years with each annual anniversary of the date on which the Period of Severance began measured as one year.

     However, a Period of Severance does not begin if the Employee is:

          (a) on a leave of absence authorized by his Employer in accordance with standard personnel policies applied in a nondiscriminatory manner to all Employees similarly situated and returns to active Employment by the Company or an Affiliate within 90 days after the expiration of the leave of absence;

          (b) on military leave while the Employee's reemployment rights are protected by law and returns to active Employment by the Company or an Affiliate within 90 days after his discharge or release (or such longer period as may be prescribed by law); or

          (c) on layoff and returns to work within such period and in such a manner as to maintain seniority according to the rules of the Company or an Affiliate in effect on the date of return.

     Solely to determine whether a Period of Severance has occurred for participation and vesting purposes for an Employee who is absent from work for maternity or paternity reasons, the 24-consecutive month period beginning on the first anniversary of the first date of the absence is not a Period of Severance. However, the Employee is not credited for a Year of Service for the 12-month period between the first and second anniversaries of the absence. An absence from work for maternity or paternity reasons means an absence (i) because of the Employee's pregnancy, (ii) because of the birth of the Employee's child, (iii) because of the placement of a child with the Employee in connection with the Employee's adoption of the child or (iv) for caring for the Employee's child for a period beginning immediately after the birth or placement.

     Nothwithstanding the foregoing, if an Employer elects under Section V of the Adoption Agreement to credit Vesting Service based on the number of Hours of Service credited to an Employee during the computation period, an Employee credited with fewer than 501 Hours of Service during a computation period will incur a Period of Severance with respect to such computation period. The computation period for determining a Period of Severance is the same as the computation period for determining a Year of Service.

     Effective August 5, 1993, and solely to determine whether a Period of Severance has occurred for participation and vesting purposes, the period of a leave of absence pursuant to the Family Medical Leave Act shall not be taken into account.

     PLAN: The name of the Plan as indicated in Section I.B.1. of the Adoption Agreement and Appendices A through D.

     PLAN YEAR: A period not to exceed 12 months, as specified in Sections I.C.1. & I.C.2 of the Adoption Agreement.

     PROTOTYPE SPONSOR: Automatic Data Processing Federal Credit Union.

     QUALIFIED DOMESTIC RELATIONS ORDER: A "Qualified Domestic Relations Order" as defined in Code Section 414(p), or any domestic relations order entered before January 1, 1985, if either payment of benefits under the order has begun as of that date or the Administrative Committee decides to treat the order as a "Qualified Domestic Relations Order" within the meaning of Code Section 414(p) even if it does not otherwise qualify as such.

     QUALIFIED MATCHING CONTRIBUTIONS: Matching Contributions which are subject to the distribution and nonforfeitability requirements of Code
Section 401(k) when made.

         QUALIFIED NONELECTIVE CONTRIBUTIONS: Nonelective Contributions which are subject to the distribution and nonforfeitability requirements of Code
Section 401(k) when made.

         ROLLOVER CONTRIBUTION: An amount received from a plan which qualifies under Code Section 401 or 403(a) and which is rolled over to the Plan under Code Section 402(a)(5) (or Code Section 402(c) with respect to distributions after December 31, 1992). The following conditions must be satisfied before a Rollover Contribution can be made:

         (a) The transfer to the Plan must occur within 60 days after the Employee's receipt of the last distribution from the other plan; and

         (b) The amount transferred must equal any portion of the distribution the Employee received from the other plan, subject to the maximum rollover provision of Code Section 402(a)(5)(B) (Code Section 402(c)(2) with respect to distributions after December 31, 1992), limiting the amount to the fair market value of all property received in the distribution reduced by Employee contributions, as defined in Code
     Section 402(a)(5)(E) (with respect to distributions on or before December 31, 1992).

However, if an Employee had deposited a "qualified total distribution" within the meaning of Code Section 402(a)(5)(E) (with respect to distributions on or before December 31, 1992) into an individual retirement account as defined in Code Section 408, he may transfer the amount of the distribution plus earnings thereon from the individual retirement account to the Plan, provided that the rollover amount is deposited with the Trustee within 60 days after receipt from the individual retirement account.

         SELF-EMPLOYED INDIVIDUAL: An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established; also, an individual who would have had Earned Income except that the trade or business had no net profits for the taxable year.

         TRANSFER CONTRIBUTION: A cash amount transferred on behalf of an Eligible Employee to the Plan in a trust to trust transfer from a plan which qualifies under Code Section 401 or 403(a) and in which the Participant has a 100% nonforfeitable interest, other than a Direct Rollover.

         TRUST: The Trust established under the Plan to which Plan contributions are made and in which Plan assets are held.

         TRUSTEE: The person appointed as Trustee under, and having the responsibilities specified in, Articles VII and VIII, and any successor Trustee.

         VALUATION DATE: The last business day of each month.

         VESTING SERVICE: The Years of Service credited to an Employee under
Section 4.2 for determining the Participant's nonforfeitable percentage in the Account Balance of his Employer Contribution Account.

         YEAR OF ELIGIBILITY SERVICE: A 12-consecutive month period during which an Employee completes 1,000 Hours of Service. The initial 12-month period begins on the date the Employee first performs an Hour of Service. The succeeding 12-month periods begin with the first Plan Year commencing after the date the Employee first performs an Hour of Service.

         YEARS OF SERVICE: An Employee's period of service with the Company or an Affiliate. The Employee's Years of Service equals the sum of:

         (a) the period beginning on the date the Employee first performs an Hour of Service and ending on the date the Employee quits, retires, is discharged, dies or is absent from work (with or without pay) for any other reason; and

         (b) (i) if the Employee quits, retires, or is discharged, the period beginning on the date the Employee terminates Employment and ending on the first date on which the Employee again performs an Hour of Service, if that date is within 12 months of the date on which the Employee last performed an Hour of Service; or

             (ii) if the Employee is absent from work for any other reason and, within 12 months of the first day of the absence, the Employee quits, retires, or is discharged, the period beginning on the first date of the absence and ending on the first day the Employee again performs an Hour of Service if that date is within 12 months of the date the absence began.

         If the Company maintains this Plan as the plan of a predecessor employer, service with the predecessor employer is treated as Years of Service. If the Company does not maintain this Plan as the plan of a predecessor employer, service with the predecessor employer is treated as Years of Service only if approved by the Board of Directors. Notwithstanding the foregoing, an Employer may elect under Section V.B of the Adoption Agreement to have Vesting Service determined on an Hours of Service basis, with an Employee credited with 190 Hours of Service for a month if the Employee would be credited with at least one Hour of Service during that month, so long as the Hours of Service basis was the method for determining service for vesting purposes under the version of this Plan prior to its amendment and restatement.

I.2   ADDITIONAL DEFINITIONS

         Additional definitions which relate only to a specific Appendix in the Plan can be located as follows:

         (a) Limitations on Elective Deferrals and Matching Contributions - Section A.1;

         (b) Limitations on Annual Additions - Section B.1;

         (c) Top-Heavy Provisions - Section C.1; and

         (d) Distribution Requirements - Section D.1.

I.3   RULES OF CONSTRUCTION

         1.3.1 As used in this Plan, a pronoun or adjective in the masculine gender includes the feminine gender and the singular includes the plural (and vice versa), unless the context clearly indicates otherwise. Any reference to Article, Section, Appendix, or paragraph means the Article, Section, Appendix, or paragraph so delineated in this Plan.

         1.3.2 The titles and headings to Articles, Sections, and Appendices are for convenience of reference. In case any conflict, the text of the Plan, rather than the titles and headings, controls.

         1.3.3 For all purposes of the Plan other than eligibility to make Elective Deferrals and to receive Matching Contributions, the term "Participant" shall include any Eligible Employee who has not yet satisfied the age and/or service requirement elected by the Employer under Section II.B and Section II.C of the Adoption Agreement but who has made a Rollover Contribution or Transfer Contribution to the Plan.

I.4   CONTROLLING LAW

         The Plan is intended to qualify under Code Section 401(a) and to comply with ERISA and its terms will be interpreted accordingly. If any Plan provision is subject to more than one construction, the ambiguity will be resolved in favor of the interpretation or construction which is consistent with that intent. Similarly, in the event of any conflict between any provisions of the Plan or between any Plan provision and Beneficiary designation form or any other form submitted to the Administrative Committee, the Plan provisions necessary to retrain qualified status under Code Section 401(a) will prevail. Otherwise, to the extent not preempted by ERISA or as expressly provided, the laws of New Jersey (other than its conflict of law provisions) will control the interpretation and performance of the Plan.

I.5   SAVINGS CLAUSE

         Each Plan provision is independent of each other provision. If any provision proves, or is held by any court, or tribunal, board, or authority of competent jurisdiction, to be void or invalid as to any Participant or group of Participants, that provision will be disregarded and deemed to be void and no part of the Plan. However, the invalidation of any provision will not impair or affect this Plan or any other provision.

                                  ARTICLE II

                                PARTICIPATION

II.1  ADMISSION AS A PARTICIPANT

     II.1.1 An Eligible Employee becomes a participant on the Entry Date coincident with or next following the date he:

     (a) attains the age elected in Section II.B of the Adoption Agreement;
and

     (b) completes the service requirement elected in Section II.C of the Adoption Agreement

However, if this Plan is a restatement of an existing plan, an Eligible Employee who was a Participant in the existing plan on the day before the Effective Date will continue as a Participant on the Effective Date.

     II.1.2 An Employee, who is not an Eligible Employee but who has met the age and service requirements of Section 2.1.1, will become a Participant on the Entry Date immediately after he becomes an Eligible Employee.

     II.1.3 A former Participant who again becomes an Eligible Employee with credit for at least the minimum age and service requirement (if any) elected in Sections II.B and II.C of the Adoption Agreement will become a Participant on the Entry Date coincident with or next following the date on which he again is an Eligible Employee.

II.2 TERMINATION OF PARTICIPATION

     A Participant ceases to be a Participant:

     (a) upon his death; or

     (b) upon payment to the Participant of all benefits due to him under the Plan.

II.3 PROVISION OF INFORMATION

     Each Employee who becomes a Participant must execute such forms as the Administrative Committee requires and must make available to the Administrative Committee any information reasonably requested. By virtue of participation in this Plan, an Employee agrees, on his own behalf and on behalf of all persons who may have or claim any right by the Employee's participation in the Plan, to be bound by all provisions of the Plan and the trust agreement.

II.4 MINIMUM NUMBER OF PARTICIPANTS

     II.4.1 The minimum number of Employees deriving a benefit from the Plan must equal the lesser of:

     (a) 50%; or

     (b) 40% or more of the Employees of the Company and its Affiliates. An Employee is treated as deriving a benefit from the Plan if he is eligible to make an Elective Deferral, regardless of whether the Employee makes a Participant 401(k) Election.

     II.4.2 To determine the total number of Employees under subsection 2.4.1(b), the following Employees are disregarded:

          (a) Employees included in a unit of employees covered by a collective bargaining agreement between the Employer and employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees who are covered pursuant to that agreement are professionals as defined in section 1.410(b)-9 of the regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer; and

          (b) Employees who have not satisfied the age and service requirements of Section 2.1.1.

     II.4.3 This Section 2.4 is intended to be interpreted in accordance with Code Section 401(a)(26) and the regulations promulgated thereunder.

II.5 ROLLOVER CONTRIBUTIONS

     An Eligible Employee who makes a Rollover Contribution to the Plan prior to the date on which he or she has satisfied the eligibility requirements of the Plan, as specified in Section II.B and II.C of the Adoption Agreement, shall be treated as a Participant for all purposes of the Plan other than making Participant 401(k) Elections and receiving Matching Contributions, Qualified Matching Contributions, Nonelective Contributions and Qualified Nonelective Contributions.

                                      ARTICLE III

                        CONTRIBUTIONS AND ACCOUNT ALLOCATIONS

III.1 EMPLOYER CONTRIBUTIONS

     III.1.1 An Employer shall contribute Elective Deferrals to the Trust for each Participant who has a Participant 401(k) Election in effect.

     III.1.2 If elected by the Company in Section IV.B of the Adoption Agreement, each Employer who adopts the Plan shall contribute to the Trust a Matching Contribution. The Matching Contribution shall be made only for a Participant who has a Participant 401(k) Election in effect, and Matching Contributions will only be made if Elective Deferrals are made pursuant to a Participant 401(k) Election during such period.

     III.1.3 Each such Employer may elect in its sole discretion to make an additional Qualified Matching Contribution. The Employer shall determine whether the additional Qualified Matching Contribution for a Plan Year is allocated to the Employer Contribution Account for all Participants or only for all Non-Highly Compensated Participants.

     III.1.4 Each Employer may elect in its sole discretion under Section IV.C of the Adoption Agreement to make a Nonelective Contribution for any Plan Year. The Employer shall elect whether the Nonelective Contribution for a Plan Year is allocated to the Employer Contribution Account for all Eligible Employees, whether or not a Participant on the last day of the Plan Year, or only for Non-Highly Compensated Eligible Employees, whether or not a Participant on the last day of the Plan Year. The allocation is made in the ratio that the Compensation paid to the Participant for whom the Nonelective Contribution is made bears to the total Compensation for the Plan Year of all Participants for whom the Contribution is made.

     In the event it is necessary to make a corrective amendment as defined in Treasury Regulation Section 1.401(a)(4)-11(g) to satisfy the minimum coverage requirements of Code Section 410(b) and Treasury Regulation Section 1.410(b)-3(a)(2)(i), with respect to the cash or deferred portion of the Plan, a Qualified Nonelective Contribution shall be made for those Non-Highly Compensated Employees who were neither excludable Employees nor Eligible Employees. The amount of the Qualified Nonelective Contribution to be made on behalf of each person described in the preceding sentence shall be the product of such Employee's Compensation and the Actual Deferral Percentage for those Employees who were Eligible Employees.

     In the event it is necessary to make a corrective amendment as defined in Treasury Regulation Section 1.401(a)(4)-11(g) to satisfy the minimum coverage requirements of Code Section 410(b) and Treasury Regulation Section 1.410(b)-3(a)(2)(i) with respect to the Matching Contributions portion of the Plan, a Qualified Nonelective Contribution shall be made for those Non-Highly Compensated Employees who were neither excludable Employees nor Eligible Employees. The amount of the Qualified Nonelective Contribution to be made on behalf of each person described in the preceding sentence shall be the product of such Employee's Compensation and the Actual Contribution Percentage for those Non-Highly Compensated Employees who were Eligible Employees.

III.2 GENERAL PROVISIONS CONCERNING EMPLOYER CONTRIBUTIONS

     III.2.1 A Participant 401(k) Election must be in 1% increments and cannot be less than the minimum percentage, or greater than the maximum percentage, elected in Section IV.A of the Adoption Agreement. No
Participant 401(k) Election may be made retroactively and no Participant 401(k) Election is effective before approval by the Administrative Committee.

     III.2.2 The Company may allow, on a nondiscriminatory basis, that a Participant 401(k) Election may be stated as a dollar amount for one-time Elective Deferrals. The stated dollar amount may not exceed 25% of the Participant's Limitation Compensation (as defined in Appendix B) with respect to which the one-time Elective Deferral is being made. The stated dollar amount is also subject to the maximum percentage of annual Compensation elected in Section IV.A of the Adoption Agreement.

     III.2.3 The amount of the Matching Contribution equals the amount of the Participant's Elective Deferral multiplied by the percentage elected in
Section IV.B of the Adoption Agreement. The amount of the Matching Contribution is subject to the percentage of Elective Deferral and/or dollar limitations, if any, elected in Section IV.B of the Adoption Agreement. The amount of any additional Qualified Matching Contribution described in Section
3.1.2 shall be determined by the Company in its sole discretion.

     III.2.4 All Elective Deferrals are made by payroll deduction.

     III.2.5 The Administrative Committee may reduce the amount of any Participant 401(k) Election, or make such other modifications as necessary so that the Plan complies with Code Section 401(k).

     III.2.6 A Participant 401(k) Election remains in effect until changed or terminated. The Administrative Committee shall adopt rules and procedures under which a Participant may make, suspend, reinstate, change, or terminate his Participant 401(k) Election not less frequently than once a year.

     III.2.7 A Participant's initial Participant 401(k) Election and any election to suspend, reinstate, or change a Participant 401(k) Election must be given to the Administrative

Committee, on a form provided by the Administrative Committee, and within the time specified by the Administrative Committee.

     III.2.8 A Participant 401(k) Election is suspended automatically while a Participant is not an Eligible Employee.

     III.2.9 Contributions to the Plan are not integrated with Social
Security.

     III.2.10 Contributions to the Plan are subject to the Limitations on Elective Deferrals and Matching Contributions in Appendix A, the Limitations on Annual Additions in Appendix B, and the Top-Heavy Provisions in Appendix C.

III.3 ROLLOVER CONTRIBUTIONS

     Any Participant, or an Eligible Employee who has not yet become a Participant, may make a Rollover Contribution to the Plan in cash. If an Employee makes a contribution that is intended to be a Rollover Contribution which the Administrative Committee later discovers not to be a Rollover Contribution, the Administrative Committee will distribute to the Participant as soon as practicable after discovery that portion of his Participant 401(k) Account attributable to the mistaken Rollover Contribution. The amount to be distributed will be determined as of the Valuation Date coincident with or immediately succeeding the discovery.

III.4 TRANSFER CONTRIBUTIONS

     The Trustee may accept, only at the direction of the Administrative Committee, a Transfer Contribution as part of the Trust. The Administrative Committee may not approve a Transfer Contribution, other than in connection with an acquisition, that would:

          (a) subject the Plan to the requirements of Code Sections 401(a)(11) and 417;

          (b) require the Plan to offer a benefit other than a lump sum payment or a period certain installment; or

          (c) include after-tax Employee contributions.

III.5 ESTABLISHING OF ACCOUNTS

     III.5.1 The Administrative Committee shall establish a Participant 401(k) Account for each Participant to record all Elective Deferrals that are made on behalf of a Participant and the earnings and losses allocated to the Elective Deferrals. The Administrative Committee shall establish separate sub-accounts (if applicable) within a Participant's Participant 401(k) Account to record:

          (a) Rollover Contributions made by a Participant to the Trust and any earnings or losses allocated to the Rollover Contributions; and

          (b) Transfer Contributions transferred to the Trust on behalf of a Participant and any earnings or losses allocated to the Transfer Contributions.

     III.5.2 A Participant 401(k) Account (and the appropriate sub-account(s), if applicable) will not be established for a Participant until the Administrative Committee receives a Participant 401(k) Election (or Rollover or Transfer Contributions) for that Participant.

     III.5.3 The Administrative Committee shall establish an Employer Contribution Account for each Participant to record any Matching Contributions, Qualified Matching Contributions, Nonelective Contributions, and Qualified Nonelective Contributions that are made to the Trust on behalf of a Participant and any earnings or losses allocated to those contributions. The Administrative Committee shall separately account for, or cause to be separately accounted for, that portion of the Employer Contribution Account that is attributable to Qualified Matching Contributions and Qualified Nonelective Contributions that are treated as Elective Deferrals under Appendix A and any earnings or losses allocated to those contributions.

     III.5.4 If the Plan is a restatement of an existing plan, and such plan provided for nondeductible employee contributions, and at the time of conversion to this Plan there remain under the Plan undistributed nondeductible employee contributions, an After-Tax Account shall be established for such individuals.

III.6 MULTIPLE TRADES AND BUSINESSES

     III.6.1 If this Plan provides contributions or benefits for one or more Owner-Employees who control (as defined in Section 3.6.4) both the business for which this Plan is established and one or more other trades or businesses, this Plan and all plans established for the other trades or businesses must, when looked at as a single plan, satisfy Code Sections 401(a) and (d) for the Employees of this and the other trades or businesses.

     III.6.2 If this Plan provides contributions and benefits for one or more Owner-Employees who control one or more other trades or businesses, the Employees of each other trade or business must be included in a plan which satisfies Code Sections 401(a) and (d), although not necessarily this Plan, and which provides contributions and benefits not less favorable than provided for the Owner-Employees under this Plan.

     II.6.3 If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses at least one of which the Owner-Employee does not control, then the contributions or benefits of the Employees under a plan of a trade or business which the Owner-Employee controls must be as favorable as those provided for the Owner-Employee under the most favorable trade or business which he does not control.

     III.6.4 An Owner-Employee is considered to control a trade or business if the Owner-Employee, either alone or with other Owner-Employees:

          (a) owns the entire interest in an unincorporated trade or business; or

          (b) in the case of a partnership, owns more than 50% of either the capital interest or the profits interest in the partnership.

An Owner-Employee is treated as owning any interest in a partnership which is owned, directly or indirectly, by another partnership controlled by the Owner-Employee, either alone or with other Owner-Employees.

                                  ARTICLE IV

                                    VESTING

IV.1 DETERMINATION OF VESTING

     IV.1.1 A Participant has a nonforfeitable percentage of 100% at all times in the Account Balance of his Participant 401(k) Account and After-Tax Account.

     IV.1.2 A Participant has a nonforfeitable percentage in the Account Balance of his Employer Contribution Account, other than amounts attributable to Qualified Matching Contributions and Qualified Nonelective Contributions, determined as follows:

          (a) 100%, (i) upon attaining Normal Retirement Age while in the active service of the Employer, (ii) if because of death or Disability while in the active service of the Employer, or (iii) upon attaining his or her Early Retirement Date while in the active service of the Employer, if elected under Section VI of the Adoption Agreement; or

          (b) in accordance with Section V of the Adoption Agreement, if he terminates Employment for any other reason.

If allowed under the Adoption Agreement, an Employer may have different vesting schedules with respect to different types of contributions.

IV.2 RULES FOR CREDITING VESTING SERVICE

     IV.2.1 Except to the extent provided in Section 4.2.2., unless otherwise elected in Section V of the Adoption Agreement, all Years of Service are credited to determine a Participant's Vesting Service.

     IV.2.2 An Employee's Vesting Service after a Period of Severance of at least 5 years is not counted in computing the nonforfeitable percentage in his Employer Contribution

Account derived from contributions accrued before the Period of Severance.

IV.3 FORFEITURES

     IV.3.1 The non-vested portion of the Employer Contribution Account of a Participant who has terminated Employment is forfeited as of the date on which he has a 5-year Period of Severance or, if earlier, upon distribution or deemed distribution of the Participant's entire Account Balance.

     IV.3.2 The forfeitures will be used to reduce Employer Contributions, or to pay Plan expenses, if the Employer elects not to pay such expenses directly. For a Participant who receives a distribution of any part of his Account Balance, the forfeiture will be restored, however, if the Participant returns to Employment as an Eligible Employee and the Participant repays to the Plan the full amount of the distribution attributable to his Employer Contribution Account before the earlier of 5 years after the first date on which the Participant is subsequently reemployed by an Employer, or the date the Participant incurs a 5-Year Period of Severance following the date of distribution. For a Participant who is deemed to have received a distribution pursuant to Section 5.2.3, the forfeiture will be restored if the Participant returns to Employment as an Eligible Employee before the Participant incurs a 5-year Period of Severance.

                                  ARTICLE V

                    AMOUNT AND PAYMENT OF ACCOUNT BALANCES

V.1 TERMINATION OF EMPLOYMENT

     Upon termination of Employment, a Participant shall receive, subject to the rules described below, the sum of:

          (a) the Account Balance of his Employer Contribution Account as of the Valuation Date coincident with or immediately after the date the Participant terminates Employment, multiple by his nonforfeitable percentage determined under Article IV;

          (b) the Account Balance of his Participant 401(k) Account as of that Valuation Date; and

          (c) the Account Balance of his After-Tax Account, if any.

V.2 PAYMENT OF ACCOUNT BALANCES ON TERMINATION OF EMPLOYMENT

     V.2.1 If the nonforfeitable portion of a Participant's Account Balances as of the Valuation Date coincident with or immediately after the termination of Employment is $3,500 or less, the nonforfeitable portion of the Account Balances will be paid in a lump sum as soon as practicable thereafter.

     V.2.2 If the nonforfeitable portion of a Participant's Account Balances as of the Valuation Date coincident with or immediately after termination of Employment is more than (or at the time of any prior distribution after termination of Employment was more than) $3,500, the Administrative Committee shall notify the Participant of the right to defer payment of the nonforfeitable portion. The notification must describe the material features and, if applicable, explain the relative values of the optional forms of payment available under the Plan in a manner that would satisfy the notice requirements of Code Section 417(a)(3). The notification must be provided not less than 30 or more than 90 days before the Benefit Commencement Date. The nonforfeitable portion of the Participant's Account Balances will be distributed as soon as practicable after the Participant elects in writing to receive the distribution, but not later than the date specified in Section 5.5.1 or 5.5.2.

     V.2.3 A Participant is deemed to have received a distribution if the nonforfeitable percentage in his Employer Contribution Account is 0% on termination of Employment.

V.3 DEATH BENEFIT

     V.3.1 The benefit payable to a Beneficiary on the death of a Participant before the commencement of benefits equals the sum of the Participant's Account Balances as of the Valuation Date coincident with or immediately after the date of the Participant's death. The benefit payable to a Beneficiary on the death of a Participant after distribution of his interest has begun, but before distribution has been completed, equals the remaining portion of the Participant's interest. The Beneficiary will be paid the benefit in a lump sum within 90 days after the Administrative Committee has been notified of the Participant's death unless payment is impracticable or the Beneficiary cannot be located.

V.4 BENEFICIARIES

     V.4.1 Each participant shall designate one or more direct or contingent Beneficiaries to receive any amounts which may become payable under the Plan upon the participant's death. A Participant's designation of a Beneficiary must be filed with the Administrative Committee on a form provided by the Administrative Committee.

     V.4.2 Any designation of a Beneficiary may be revoked by filing a later desgination or an instrument of revocation with the Administrative Committee in a time and manner designated by the Administrative Committee. The last designation received by the Administrative Committee is controlling over any testamentary or other disposition. However, no designation, or change or cancellation of a designation, is effective unless received by the Administrative Committee before the Participant's death, and in no event may it be effective as of a date before receipt.

     V.4.3 A married Participant's spouse must consent to a designation of a Beneficiary other than the spouse. The spouse's consent to the designation must be witnessed by a notary public or by a Plan representative and is effective only with respect to the Beneficiary or Beneficiaries specified in the designation (unless the consent expressly provides that the designation may be changed without further consent from the spouse). If the Participant establishes to the satisfaction of a Plan representative that written consent cannot be obtained because there is no spouse or the spouse cannot be located, the designation will be deemed effective. In addition, if the spouse is legally incompetent to give consent, then the spouse's legal guardian, even if the guardian is the Participant, may give consent. If a Participant is legally abandoned or has been separated (under the state law of the Participant's residence) and the Participant has a court order to that effect, spousal consent is not required unless a Qualified Domestic Relations Order provides otherwise. Any consent necessary under this provision is valid only with respect to the spouse who signs the consent. A Participant may revoke a prior waiver without the consent of the souse at any time before the commencement of benefits. The number of revocations is not limited

     V.4.4 If a Participant is not married and fails to designate a Beneficiary, or if no designated Beneficiary survives the Participant, any amounts due after the Participant's death will be paid to his then living issue, PER STIRPES, but if the Participant is not survived by issue, then to the legal representative of his estate in a single lump sum.

     V.4.5 Subject to any Qualified Domestic Relations Order procedures as may be established, if at any time any doubt exists about the right of any person to any payment under the Plan, or about the amount or time of the payment, the Administrative Committee may direct the Trustee to (i) hold the sum as a segregated amount in trust until the right, amount, or time is determined or until there is an order of a court of competent jurisdiction,
(ii) pay the sum into court in accordance with appropriate rules of law in such case then provided or (iii) pay the sum only upon receipt of a bond or similar indemnification (in such amount and in such form as is satisfactory to the Administrative Committee).

     V.4.6 If a period certain distribution is elected, and a Beneficiary dies after the death of the Participant but before distribution of the Participant's entire Account Balances, then the remainder is paid to the estate of the Beneficiary.

     V.4.7 No Beneficiary has any rights to benefits under the Plan unless he survives the Participant.

     V.4.8 A Participant's former spouse is treated as his spouse to the extent provided under a Qualified Domestic Relations Order.

     V.4.9 If the Participant and his Beneficiary die so that it is not possible to determine who died first, it is presumed that the Participant survived the Beneficiary.

     V.5 LIMITATION ON COMMENCEMENT OF BENEFITS

     V.5.1 Subject to Section 5.5.2, a Participant must begin to receive his benefits no later than the 60th day after the close of the Plan Year in which the latest of the following occurs:

     (a) the Participant attains Normal Retirement Age; or

     (b) the Participant terminates Employment.

If the amount of benefits payable cannot be determined within the 60-day period, or if it is not possible to pay the benefits within that period because the Administrative Committee has been unable to locate the Participant after making reasonable efforts to do so, then a payment, retroactive to the 60th day, will be made no later than 60 days after the earliest date on which the amount of the benefits can be determined or the Participant can be located, as the case may be.

     V.5.2 A Participant must begin to receive his benefits, either in the form of a lump sum or in installments, no later than the first day of April following the calendar year in which he attains age 70 1/2 except as provided in Appendix D. All distributions under this Plan must be made in accordance with Appendix D.

V.6 WITHDRAWALS BEFORE TERMINATION OF EMPLOYMENT

     V. 6.1 Each Participant who has attained age 59 1/2 may withdraw, as of the Valuation Date coincident with or next following the filing of an application with the Administrative Committee, all or any part of the nonforfeitable portion of his Account Balances. If a Participant who has a benefit option described in Section 6.2(b) elects to make a withdrawal under this Section 5.6.1, spousal consent shall be required for such distribution to the extent the amount withdrawn is an amount to which Section 6.2(b) applies. In determining whether Section 6.2(b) applies, amounts withdrawn shall be on a FIFO (first in, first out) basis.

     V.6.2 Each Participant who has not attained age 59 1/2 may make a hardship withdrawal of he demonstrates to the Administrative Committee that the withdrawal is necessitated by the Participant's immediate and heavy financial need and the Participant lacks the available resources. A hardship withdrawal may not exceed the amount of the immediate and heavy financial need and is limited to the Participant's (i) Elective Deferrals, (ii) Rollover Contributions, (iii) Transfer Contributions, (iv) earnings on Rollover Contributions and Transfer Contributions and (v) the vested portion of the Participant's Employer Contribution Account other than amounts attributable to Qualified Matching Contributions and Qualified Nonelective Contributions. The amount of any immediate and heavy financial need may include any amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution.

     V.6.3 A distribution as deemed to be made on account of an immediate or heavy financial need of the Participant only if the distribution is on account of:

          (a) expenses incurred or necessary for medical care, described in Code
     Section 213(d), incurred by the Participant, the Participant's spouse, or an dependents of the Participant (within the meaning of Code Section 152);

          (b) purchase (excluding mortgage payments) of a principal residence for the Participant;

          (c) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his spouse, children, or dependents; or

          (d) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

     V.6.4 Before receiving a hardship withdrawal, a Participant must obtain all distributions and all nontaxable loans under all plans maintained by the Company or an Affiliate.

     V.6.5 A Participant who receives a hardship withdrawal is suspended from making any Elective Deferrals for 12 months after receiving the distribution. The maximum amount of Elective Deferrals for the Participant's taxable year after the taxable year of the hardship withdrawal is the dollar limit under Section A.2 less the amount of the Participant's Elective Deferrals for the taxable year of the hardship withdrawal.

     V.6.6 The minimum withdrawal under this Section 5.6 is $500.

     V.6.7 The Administrative Committee shall establish rules and procedures with respect to any withdrawal, including (i) the requirements for requesting and receiving the hardship withdrawals and (ii) suspension from further Elective Deferrals.

     V.6.8 If a Participant who has a benefit option described in Section 6.2(b) elects a hardship withdrawal, then spousal consent shall be required for such distribution to the extent the amount withdrawn is an amount to which Section 6.2(b) applies. In determining whether Section 6.2(b) applies, the amount withdrawn shall be determined on a FIFO (first-in, First out) basis.

     V.6.9 Each Participant who has not attained age 59 1/2 may withdraw, as of the Valuation Date coincident with or next following the filing of an application with the Administrative Committee, all or any portion of his After-Tax Account, subject to such rules and procedures as the Administrative Committee may establish.

V.7 Loans
    -----

     V.7.1 A Participant who is (i) an Employee of the Company or an Affiliate, or (ii) not described in (i), but nonetheless a party in interest under ERISA Section3(14) may submit an application to borrow from his Participant 401(k) Account and Employer Contribution Account (on such terms and conditions as the Administrative Committee may prescribe). The amount of the loan may not exceed the lesser of (i) $50,000 reduced by the excess (if any) of the highest outstanding balance of all other loans from the Plan during the one-year period ending the day before the loan was made or (ii) 50% of the sum of the Account Balance in his Participant 401(k) Account and After-Tax Account and the nonforfeitable portion of the Account Balance in his Employer Contribution Account on the Valuation Date coincident with or immediately preceding the filing of the loan application with the Administrative Committee. For the purpose of this limitation, all loans from all plans of the Company and any Affiliates of the Company are aggregated.


     V.7.2 If approved, each loan must comply with the following conditions:

          (a) it must be evidenced by a negotiable promissory note;

          (b) the rate of interest payable on the unpaid balance of the loan must equal the prevailing interest rate charged by a bank for a secured personal loan, but may not exceed the rate that may be imposed by the state's usury law, if violation of that law subjects the violator to criminal sanctions;

          (c) the loan, by its terms, must be entirely repaid within 5 years unless the loan is to be used to acquire the principal residence of the Participant, in which case the loan must be entirely repaid within 30 years;

          (d) the loan must be secured by the Participant's interest in his Account Balances and such additional collateral as the Administrative Committee may from time to time consider prudent;

          (e) the loan must be repaid with respect to both principal and interest by payroll deduction in substantially equal payments over the life of the loan, with payments not less frequently than quarterly;

          (f) the minimum loan under the Plan will be $500;

          (g) only one loan used to acquire the principal residence of a Participant may be outstanding at any time;

          (h) if available, up to three loans may be outstanding at any time, provided, however, only one of them may be used for the purpose of acquiring a principal residence of a Participant; and

          (i) in the event of the Participant's termination from Employment, the remaining payments on the loan will be due immediately, except with respect to a party in interest under ERISA Section3(14).

The level amortization requirement in paragraph (e) does not apply to a period when a Participant is on leave of absence without pay for up to one year. Nothing in the Plan precludes repayment or acceleration of the loan before the end of the commitment period.

     V.7.3 If a Participant is granted a loan, the Administrative Committee shall establish a "loan account" for the Participant. The Trustee shall hold all loan accounts as part of the Trust. The Trustee shall transfer the amount of the loan to the loan account from the Participant 401(k) Account and Employer Contribution Account on a PRO RATA basis. The amounts transferred shall be withdrawn from the Investment Funds in accordance with rules established by the Administrative Committee. The Trustee shall deposit the promissory note executed by the Participant in his loan account. For purposes of the Plan, the promissory note is deemed to have a fair market value at any given time equal to the unpaid balance of the note plus accrued but unpaid interest.

     V.7.4 Principal and interest payments of a Participant's loan are credited initially to that Participant's loan account and are transferred as soon as reasonably practicable to the Participant's Accounts from which the loan amount was originally withdrawn on a PRO RATA basis. The amounts transferred are reinvested in the Investment Funds in accordance with rules established by the Administrative Committee.

     V.7.5 Any loss caused by nonpayment or other default on a Participant's loan obligations is borne solely by the Participant's loan account. To the extent permissible by law, in the event of a default, foreclosure on the promissory note and attachment of security will not occur until an event occurs that would allow or require a distribution of a Participant's Account Balances.

     V.7.6 The Administrative Committee shall make loans available to all Participants and Beneficiaries who are parties in interest with respect to the Plan within the meaning of ERISA Section3(14).

     V.7.7 Loans may not be made available to Highly Compensated Employees in an amount greater than that available to other Employees.

     V.7.8 A Participant's loan request will be canceled if the Participant dies before the loan amount requested is actually distributed.

     V.7.9 No loans may be made available to any shareholder-employee or Owner-Employee unless the Plan receives an exemption from the Department of Labor for such loan which exemption is received wholly at the Employee's expense. A shareholder-employee is an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning under Code Section 318(a)(1)), on any day during the taxable year of the Corporation, more than 5% of the outstanding stock of the Corporation.

     V.7.10 If a Participant who has a benefit option described in Section 6.2(b) requests a loan, then spousal consent shall be required for such loan to the extent the amount borrowed is an amount to which Section 6.2(b) applies. In determining whether Section 6.2(b) applies, amounts borrowed shall be determined on a FIFO (first in, first out) basis.

V.8 ADDITIONAL DISTRIBUTION EVENTS

     In addition to the other distribution events set forth in this Article and Appendix A. a Participant is eligible to receive a lump sum distribution from the Plan, either total or partial, upon the occurrence of any of the following events;

          (a) termination of the Plan without the establishment of another defined contribution plan other than an employee stock ownership plan (as described in Code Section 4975(e) or 409) or a simplified employee pension plan as defined in Code Section 408(k);

          (b) disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets; or

          (c) disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Code
     Section 409(d)(3)) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

V.9 DISTRIBUTIONS TO ALTERNATE PAYEES

          An alternate payee, as defined under Code Section 414(p), may receive a distribution pursuant to a Qualified Domestic Relations Order, as defined under Code Section 414(p), even if a Participant is not eligible for a distribution from the Plan.

                                  ARTICLE VI

                         FORMS OF PAYMENT OF ACCOUNTS


VI.1 NORMAL FORM OF PAYMENT

          The normal form of payment is a lump sum benefit.

VI.2 OPTIONAL FORM OF PAYMENT

          (a) The only optional form of payment is in installments over a period certain. The period may not extend beyond the life expectancy of the Participant or the joint life expectancy of the Participant and his Beneficiary.

          (b) Notwithstanding Section 6.2(a) of the Plan, if a benefit is entitled to protection under Code Section 411(d)(6), such benefit shall be provided hereunder, but only with respect to benefits accrued to the Effective Date.

VI.3 ELECTION OF OPTIONAL FORM

     VI.3.1 Not more than 90 nor less than 30 days before a Participant's Benefit Commencement Date, the Administrative Committee shall furnish the Participant with a notice containing information about electing the form in which benefits are to be paid. Each Participant may elect in writing not to take the normal form of payment and to elect the optional form of payment. The election period is the 90-day period ending on the Participant's Benefit Commencement Date. The Administrative Committee may, on a uniform and nondiscriminatory basis, provide for other periods that comply with regulations issued under Code Sections 401(a)(11) and 417

              VI.3.2 If a married Participant is entitled to an annuity form of distribution with respect to all or a portion of a distribution hereunder, then such distribution (to the extent accrued to the Effective
Date) will be in the form of a qualified joint and survivor annuity, unless his or her spouse elects in writing to waive such distribution during the 90 day period prior to the benefit Commencement Date.

              VI.3.3 A Participant may revoke an election to take an optional form of payment, and elect the normal form of payment, at any time during the election period.

VI.4     LIMITATION ON OPTIONS.

              A Participant or a Beneficiary may not elect to receive benefits in either of the following forms:

              (a) a benefit in such form that, as of the time payment commences, the present value of the benefits payable to the Participant or Beneficiary is less than 50% of the total benefits payable or that would violate the incidental death benefit rule; or

              (b) a benefit in such form that all or any portion of the value of the benefit otherwise payable to the Participant during his lifetime is either (i) paid instead to his Beneficiary or (ii) set aside for payment to his survivor at death.

VI.5     CHANGE IN FORM OR TIMING OF PAYMENT

              Any Participant or Beneficiary whose payments are being deferred or who is receiving installment payments may request acceleration or other modification of the form of distribution.

VI.6     CONDITIONS TO DISTRIBUTION

              Before any distribution is made, the Participant or Beneficiary must furnish the Administrative Committee with all applications, certificates, tax waivers, signature guarantees, and any other documents which the Administrative Committee considers necessary or advisable.

VI.7     ELIGIBLE ROLLOVER DISTRIBUTIONS

              This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would limit a Distributee's election under this section, a Distributee may elect, at the time and in the manner prescribed by the Administrative Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                                  ARTICLE VII

                                  FIDUCIARIES

VII.1    NAMED FIDUCIARIES

              VII.1.1 The Board of Directors, the Administrative Committee, and the Trustee are each a "named fiduciary" of the Plan, as the term is defined in ERISA Section 402(a)(2), but only for the specific responsibilities of each described in the Plan or the trust agreement establishing the Trust.

              VII.1.2 The Board of Directors has the sole authority to appoint and remove the members of the Administrative Committee and the Trustee. The Administrative Committee has the sole authority to control and manage the operation and administration of the Plan, other than authority to manage and control Plan assets. The Administrative Committee has the sole authority to approve the Investment Funds established by the Trustee. The Administrative Committee is the "administrator" and "plan administrator" of the Plan, as those terms are defined in ERISA Section 3(16)(A) and in Code
Section 414(g), respectively. The Trustee has the sole authority to manage and control all Trust assets.

VII.2.   EMPLOYMENT OF ADVISERS

              A named fiduciary, and any fiduciary appointed by a named fiduciary, may employ one or more persons to render advice with regard to any responsibility of the named fiduciary or fiduciary under the Plan.

VII.3    MULTIPLE FIDUCIARY CAPACITIES

              Any fiduciary may serve in more than one fiduciary capacity with respect to the Plan.

VII.4    PAYMENT OF EXPENSES

              VII.4.1 The Administrative Committee may elect that all transactional costs or charges imposed or incurred for an Investment Fund be charged to the Account of the Participant directing the investment. Transactional costs and charges include charges for the acquisition, sale, or exchange of assets, brokerage commissions, service charges, loan expenses, and professional fees.

              VII.4.2 All other Plan expenses, including expenses of the Administrative Committee and the Trustee, to the extent permitted by law, are paid by the Trust. However, an Employer may elect to pay these expenses.

VII.5    INDEMNIFICATION

              To the extent not prohibited by state or Federal law, the Company or an Affiliate will indemnify and hold harmless any named fiduciary or any other Employee, officer, or director of the Company or an Affiliate from all claims for liability, loss, or damage (including payment of expenses in connection with defense against any claim) which result from any exercise or failure to exercise any responsibilities with respect to the Plan, other than willful misconduct or willful failure to act.

                                 ARTICLE VIII

                              PLAN ADMINISTRATION

VIII.1   ADMINISTRATIVE COMMITTEE

              VIII.1.1 Unless the Board of Directors otherwise provides, any member of the Administrative Committee who is an Employee of the Company or an Affiliate when appointed will be considered to have resigned from the Administrative Committee when no longer an Employee. Employees of the Company or an Affiliate may receive no compensation for their services rendered to or as members of the Administrative Committee.

              VIII.1.2 The Administrative Committee shall act by a majority of its members at the time in office and any action may be taken either by a vote at a meeting or in writing without a meeting. However, if less than three members are appointed, the Administrative Committee shall act only upon the unanimous consent of its members. The Administrative Committee may authorize in writing any person to execute any document or documents on its behalf. Any interested person, upon receipt of notice of the authorization directed to it, may accept and rely on any document executed by the authorized person until the Administrative Committee delivers to the interested person a written revocation of the authorization.

              VIII.1.3 A member of the Administrative Committee who is also a Participant may not vote or act upon any matter relating to himself.

VIII.2   POWERS AND DUTIES OF THE ADMINISTRATIVE COMMITTEE

              VIII.2.1 The Administrative Committee has discretionary authority to construe the Plan and determine all questions of fact or interpretation that may arise. Any construction or determination is conclusively binding on all persons interested in the Plan.


              VIII.2.2 The Administrative Committee may promulgate such rules and procedures and issue such forms as it considers necessary or proper for the administration of the Plan.

              VIII.2.3 The Administrative Committee shall maintain or cause to be maintained sufficient records of Employment, compensation, and other relevant data pertaining to Participants, including records which demonstrate compliance with the nondiscrimination requirements of Code Sections 401(k) (including the extent to which Qualified Matching Contributions are treated as Elective Deferrals) and 401(m) (including the extent to which Elective Deferrals are treated as Matching Contributions).

              VIII.2.4 Subject to the terms of the Plan, the Administrative Committee shall determine the time and manner in which all elections authorized by the Plan will be made or revoked.

              VIII.2.5 The Administrative Committee shall establish a claims procedure.

              VIII.2.6 The Administrative Committee may require a Participant or Beneficiary to file an application for a benefit and to furnish all pertinent information it may request. The Administrative Committee may rely on all information furnished, including the Participant's or Beneficiary's current mailing address.

              VIII.2.7 The Administrative Committee may make and deal with any investment of the Trust in any manner consistent with the Plan which it considers advisable.

              VIII.2.8 The Administrative Committee shall establish and carry out a funding policy consistent with the objectives of the Plan and the requirements of ERISA.

              VIII.2.9 The Administrative Committee has all the rights, power, duties, and obligations granted or imposed upon it elsewhere in the Plan.

              VIII.2.10 The Administrative Committee must exercise its responsibilities in a uniform and nondiscriminatory manner.

VIII.3   DELEGATION OF RESPONSIBILITY

              The Administrative Committee may designate persons, including persons other than named fiduciaries, to carry out the specified responsibilities of the Administrative Committee and will not be liable for any act or omission of a person so designated.

VIII.4.  TRUSTEE

              VIII.4.1 The Trustee shall accept its appointment by executing a trust agreement as Trustee.

              VIII.4.2 The Trustee may make and deal with any investment of the Trust in any manner consistent with the Plan and the trust agreement which it considers advisable.

              VIII.4.3 The Trustee has all the rights, powers, duties, and obligations granted or imposed upon it elsewhere in the Plan or in the trust agreement.

              VIII.4.4 The Trustee must exercise all of its responsibilities in a uniform and nondiscriminatory manner.

              VIII.4.5 The Trustee may designate persons, including persons other than named fiduciaries, to carry out the specified responsibilities of the Trustee and will not be liable for any act or omission of a person so designated.

              VIII.4.6 The Trustee shall be paid such reasonable compensation, in addition to its expenses, as the Board of Directors and the Trustee agree upon from time to time, provided, however, that no compensation may be paid to any person who is an Employee.

VIII.5   INVESTMENT OF ACCOUNTS


              VIII.5.1 It is intended that the Plan meet the requirements of ERISA Section 404(c). In this regard, the Trustee, with the approval of the Administrative Committee, shall establish, or terminate, Investment Funds for the investment of Participant's Accounts. Each Investment Fund shall have the investment objective or objectives as established by the Trustee in accordance with ERISA Section 404(c). The Trustee's selection of Investment Funds must comply with the following rules:

              (a) no assets of the Trust, excluding assets which have been invested in an Investment Fund, shall be invested in any security issued by the Company or any affiliate of the Company;

              (b) each Investment Fund shall limit investment in any security issued by any Company which establishes a plan using the Prototype Sponsor's prototype documents or by an affiliate of any such Company to the extent required for the exemption contained in Section 3(a)(2) of the Securities Act of 1933, as amended, to be available with respect to the Plan and the interests therein; and

              (c) each Investment Fund shall, to the extent required to satisfy the requirements of ERISA Section 404(c), prohibit investment in any security issued by any Company which establishes a plan using the Prototype Sponsor's prototype documents or by any affiliate of any such Company.

              VIII.5.2  The Trustee shall adopt rules and
procedures for the Investment Funds in accordance with ERISA
Section 404(c) that, among other things, (i) allow Participants to determine the portion of their Accounts that will be invested in each Investment Fund and (ii) determine what transfers between Investment Funds will be allowed.

VIII.6   VALUATION OF ACCOUNTS

              A Participant's Accounts are revalued at fair market value on each Valuation Date. On that date, the earnings and losses of the Investment Funds are allocated in the ratio that the portion of the Participant's Account Balances invested in a particular Investment Fund bears to the total amount invested in that Investment Fund. The Trustee shall adopt rules and procedures for valuing a Participant's Account Balances and allocating earnings and losses of the Investment Funds.

                                  ARTICLE IX

                         PLAN AMENDMENT OR TERMINATING

IX.1     PLAN AMENDMENT

              IX.1.1 The Prototype Sponsor may amend any part of the Plan at any time including retroactive amendments necessary to assure that the Plan qualifies or continues to quality under the Code, regulations, revenue rulings, and any other guidelines published by the Internal Revenue Service. The Prototype Sponsor shall provide written notice of any amendment to the Company, so long as the Company has engaged Automatic Data Processing, Inc. to perform administrative services under an administrative services agreement from time to time in effect.

              IX.1.2 The Company may at any time amend the choice of options in the Adoption Agreement, by an instrument in writing, effective retroactively or otherwise.

              IX.1.3 The Company may at any time amend the Plan by adding overriding language to the Adoption Agreement where the language is necessary to satisfy Code Section 415 or 416 because of the required aggregation of multiple plans under those sections.

              IX.1.4 The Company also may at any time amend the Plan by adding model amendments published by the Internal Revenue Service and which specifically provide that their adoption will not cause the Plan to be treated as individually designed.

              IX.1.5 In accordance with the preceding provisions, the Company shall give the Prototype Sponsor an executed copy of any amendment to the Adoption Agreement or the Plan.

              IX.1.6 Except for amendments described in this Section, a Company that amends any portion of this Plan and its Adoption Agreement (other than to change the choice of options) will be deemed to have adopted an individually designed plan. Notwithstanding the foregoing, the Company may not amend the choice of options retroactively under the Plan qualifies or continues to qualify under the Code, regulations, revenue rulings, and any other guidance issued by the Internal Revenue Service. In addition, the Prototype Sponsor may deem any amendment described in Sections 9.1.3 and 9.1.4 as causing the Plan to be treated as an individually designed plan, and the Company will no longer be adopting employer of the Prototype Sponsor's "prototype plan" (as defined in Section
3.02 or Rev. Proc. 89-9).

IX.2     LIMITATIONS ON PLAN AMENDMENT

              IX.2.1 No Plan amendment, including the revision of any option selected in the Adoption Agreement or the adoption of a new "prototype plan" (as defined in Section 3.02 or Rev. Proc. 89-9), may:

              (a) authorize any part of the Trust to be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries;

              (b) increase the duties or liabilities of the Trustee or affect the Trustee's fees for services, unless the Trustee consents in writing;

              (c) decrease the accrued benefits of any Participant or Beneficiary under the Plan except to the extent permissible under Code
     Section 412(c)(8);

              (d) eliminate an optional form of benefit of any Participant or Beneficiary for the payment of Account Balances attributable to Employment before the amendment, except to the extent permissible by law;

              (e) reduce the nonforfeitable percentage of any Employee who is a Participant as of the date the amendment is (i) adopted or if later, (ii) effective, or

              (f) change the vesting schedule, unless each Participant having not less than 3 years of Vesting Service is permitted to elect, within a reasonable period specified by the Administrative Committee after the adoption of the amendment, to have his nonforfeiture percentage computed without regard to the amendment. However, no election need be provided to any Participant whose nonforfeitable percentage under the Plan, as amended, cannot at any time be less than the percentage determined without regard to the amendment.

               IX.2.2 The period during which the election may be made will commence with the date the amendment is adopted and end as the later of:

               (a)      60 days after the amendment if adopted;

               (b)      60 days after the amendment becomes effective, or

               (c) 60 days after the Participant is issued written notice by the Administrative Committee.

IX.3     RIGHT OF THE COMPANY TO TERMINATE
         PLAN OR DISCONTINUE CONTRIBUTIONS

               The Company has the BONA FIDE intention and expectation that from year to year it will be able to and will consider it advisable to continue this Plan in effect and to make contributions. However, the Company reserves the right to terminate the Plan with respect to its Employees at any time by an instrument in writing delivered to the Administrative Committee or to completely discontinue its contributions at any time.

IX.4     EFFECT OF PARTIAL OR COMPLETE TERMINATION
         OR COMPLETE DISCONTINUANCE OF CONTRIBUTIONS.

     IX.4.1 As of the date of a partial termination of the Plan, no further contributions will be made after that date with respect to each affected Participant, and each affected Participant will (i) have his forfeitures reinstated and (ii) become 100% vested in his Employer Contribution Account.

     IX.4.2 As of the date of the complete termination of the Plan, or the complete discontinuance of contributions under the Plan:

          (a) no further contributions will be made after that date;

          (b) no Employee may become a Participant after that date;

          (c) each affected Participant will become 100% vested in his Employer Contribution Account; and

          (d) forfeitures will not be used to reduce future Employer contributions.

     IX.4.3 All other provisions of the Plan will remain in effect unless otherwise amended.

IX.5 DISTRIBUTION UPON TERMINATION

     As soon as administratively feasible after the date of termination of the Plan, the Participant's Account will, without the Participant's consent, be distributed to the Participant or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) maintained by the Company or an Affiliate, unless pursuant to Section 6.2(b) of the Plan, a Participant is entitled to receive an annuity option from a commercial insurer, and the Participant's Account Balance exceeds $3,500.

IX.6 BANKRUPTCY

     If the Company is at any time judicially declared bankrupt or insolvent without any provision being made for the continuation of this Plan, the Plan will be completely terminated in accordance with Section 9.4.2.

IX.7 Action by Company

     If the Company is a corporation, any action by the Company or its Board of Directors under this Plan must be by resolution of its Board of Directors, or by any person duly authorized by resolution of the Board to take the action.

     If the Company is a partnership, then any action by the Company must be by written action of any general partner, and if the Company is a self-employed business, then by its sole proprietor.

                                    ARTICLE X

                              MISCELLANEOUS PROVISIONS

X.1 EXCLUSIVE BENEFIT OF PARTICIPANTS

     At no time may any part of the Trust (other than such part as is required to pay expenses) be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries, except that, upon the direction of the Administrative Committee:

          (a) any contribution made by an Employer by a mistake of fact will be returned by the Trustee within 1 year after the payment of the contribution;

          (b) any contribution made by an Employer will be returned by the Trustee within 1 year after the denial of initial qualification of the Plan under Code Section 401(a), provided that the application for a determination letter was filed within the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted or such later date as the Secretary of the Treasury may prescribe; and

          (c) any contribution made by an Employer will be returned by the Trustee to the extent disallowed as a deduction under Code Section 404 within 1 year after the disallowance.

     However, any contribution returned under clause (a) or (c) will be reduced by any losses attributable thereto and will be limited to the extent necessary to avoid a reduction in any Participant's Account below the balance that would have been in that Account had the mistaken or nondeductible contribution not been made.

X.2 PLAN NOT A CONTRACT OF EMPLOYMENT

     The Plan is not a contract of Employment. The terms of Employment of any Employee are not affected in any way by the Plan or related instruments except as specifically provided therein.

X.3 Type of Plan

     The Plan is a profit sharing plan for purposes of Code
Sections 401(a), 402, 412, and 417.

X.4 Source of Benefits

     Benefits under the Plan are paid or provided for solely from the Trust, and the Company, Participating Affiliates, and any fiduciary to the Plan assume no liability therefor. No Employee, Participant, former Participant or Beneficiary has any right to, or interest in any assets of the Trust on termination of Employment or otherwise, except as specifically provided under the Plan.

X.5 Benefits Not Assignable

     Benefits provided under the Plan may not be assigned or alienated either voluntarily or involuntarily, except for loans as provided in Section 5.7 or as may otherwise be required by law. The preceding sentence also applies to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless the order is determined to be a Qualified Domestic Relations Order. The Administrative Committee has all powers necessary with respect to the Plan for the proper operation of Code Section 414(p) with respect to Qualified Domestic Relations Orders including, but not limited to, the power to establish all necessary or appropriate procedures, and to authorize the establishment of new accounts with such assets and subject to such investment control by the

Administrative Committee as the Administrative Committee may consider appropriate, and the Trustee may decide upon and make appropriate distributions therefrom.

X.6 Merger or Transfer of Assets

     X.6.1 The merger or consolidation of an Employer with any other person, or the transfer of the assets of an Employer to any other person, or the merger of the Plan with any other plan will not constitute a termination of the Plan.

     X.6.2 The Plan may not merge or consolidate with, or transfer any assets or liabilities to, any other plan, unless each Participant would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

X.7 Participation in the Plan by an Affiliate

     X.7.1 With the Company's consent, any Affiliate, by appropriate action of its board of directors, a general partner, or the sole proprietor, as the case may be, may adopt the Plan. The Affiliate will determine the classes of its Employees eligible to participate in this Plan.

     X.7.2 A Participating Affiliate may terminate its participation in the Plan with the Company's consent.

     X.7.3 A Participating Affiliate may withdraw from the Plan and the Trust with the Company's consent. The withdrawal will be deemed an adoption by the Participating Affiliate of a plan and trust identical to the Plan and the Trust, except that all references to the Company will be deemed to refer to the Participating Affiliate. As such time and in such manner as the Trustee directs, the assets of the Trust allocable to Employees of the Participating Affiliate will be transferred to the trust deemed adopted by the Participating Affiliate.

     X.7.4 A Participating Affiliate has no power with respect to the Plan except as specifically provided in the Plan.

X.8 Conditional Adoption

     The Company has adopted the Plan on the express condition that the Internal Revenue Service will consider it as initially qualifying under Code
Section 401(a) and the Trust qualifying for exemption from taxation under Code
Section 501(a). If the Internal Revenue Service determines that the Plan or Trust does not so qualify, the Plan may be amended or terminated as decided by the Company. If the Plan is terminated, the Company may withdraw its contributions and the rights of all Employees will cease as if the Plan had never been adopted.

X.9 Inability to Locate Participant or Beneficiary

     If, after the exercise of due diligence by the Administrative Committee, a Participant or Beneficiary to whom Plan benefits are due cannot be located, the Trustee shall hold benefits as a segregated amount in trust for a period one month less than the relevant state escheat law to the extent that the escheat law is not preempted by ERISA. If not claimed by that date, the amount will be treated as a forfeiture and used to reduce future Employer contributions. However, if the Participant or Beneficiary is subsequently located and makes a claim for Plan benefits, the amount forfeited under the preceding sentence will be restored.

X.10 Application of Prior Plan

     The Plan benefit of any Participant who terminates Employment is determined in accordance with the provisions of the Plan in effect on the date of the termination of

Employment.

     Where the Plan constitutes a restatement and amendment of a predecessor plan of the Company, that plan will be applied to the extent permitted by law in determining the rights and duties of any persons with respect to any allocations before the Effective Date.

X.11 Failure of Qualified Status

     If the Company fails to attain or retain this Plan as a plan which qualifies under Code Section 401(a), then the Plan as adopted by the Company will no longer represent a prototype plan covered by an opinion letter issued by the Internal Revenue Service to the Prototype Sponsor as to the acceptability of the form of the Plan under Code Section 401(a). Rather, it will be considered an individually designed plan.

                                      APPENDIX B
                           LIMITATIONS ON ELECTIVE DEFERRALS
                               AND MATCHING CONTRIBUTIONS

B.1. DEFINITIONS

     These terms have the following meanings in this Appendix:

     ACTUAL DEFERRAL PERCENTAGE: The ratio of Elective Deferrals (and Qualified Matching Contributions and Qualified Nonelective Contributions to the extent treated as Elective Deferrals under Section A-4) on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Compensation for the Plan Year. In calculating the Actual Deferral Percentage, Elective Deferrals include Excess Deferral Amounts of Highly Compensated Employees, but do not include Elective Deferrals that are taken into account in the Average Contribution Percentage Test (provided the Actual Deferral Percentage Test is satisfied both with and without the exclusion of these Elective Defferals). In addition, Elective Deferrals do not include Excess Deferral Amounts of Non-Highly Compensated Employees that arise solely from Elective Deferrals made under the Plan or plans of the Company. The Actual Deferral Percentage of an Eligible Participant who does not make an Elective Deferral is zero. The amount of Compensation taken into account for an Employee who is an Eligible Participant at any time during the Plan Year, including the first Plan Year, equals the total Compensation received by the Employee for the Plan Year (whether or not the Participant was an Eligible Participant for the entire Plan Year).

     AGGREGATE LIMIT: The greater of (a) or (b), where:

          (a) is the sum of (i) 1.25 multiplied by the greater of the Average Actual Deferral Percentage or the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees and (ii) the lesser of 200% or 2 plus the lesser of the Average Actual Deferral Percentage or the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees; and

          (b) is the sum of (i) 1.25 multiplied by the lesser of the Average Actual Deferral Percentage of the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees and (ii) the lesser of 200% or 2 plus the greater of the Average Actual Deferral Percentage or the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees.

     AVERAGE ACTUAL DEFERRAL PERCENTAGE: The average of the Actual Deferral Percentages of the Eligible Participants in a group.

     AVERAGE CONTRIBUTION PERCENTAGE: The average of the Contribution Percentages of the Eligible Participants in a group.

     CONTRIBUTION PERCENTAGE: The ratio of Matching Contributions (and Qualified Matching Contributions to the extent not taken into account for purposes of the Actual Deferral Percentage Test) and Elective Deferrals (and Qualified Nonelective Contributions to the extent treated as Matching Contributions under Section A.6) on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Compensation for the Plan Year. However, Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferral Amounts, Excess Contributions, or Excess Aggregate Contributions shall be disregarded.

     ELIGIBLE PARTICIPANT: To determine the Actual Deferral Percentage, any Employee who is eligible to have Elective Deferrals allocated to his Participant 401(k) Account for the Plan Year. To determine the Contribution Percentage, any Employee who is eligible to have Matching Contributions allocated to his Employer Contribution Account for the Plan Year.

     EXCESS AGGREGATE CONTRIBUTIONS: For any Plan Year, the excess of:

          (a) the aggregate amount of Matching Contributions (and participant contributions to another plan and, if applicable, Elective Deferrals, Qualified Matching Contributions and Qualified Nonelective
     Contributions) actually made on behalf of Highly Compensated Employees for the Plan Year; over

          (b) the maximum amount of the contributions described in paragraph
     (a) permitted under the Average Contribution Percentage test in Section
     A.6 (determined by reducing contributions made on behalf of Highly Compensated Employees in the order of their Contribution Percentages beginning with the highest Contribution Percentage).

     EXCESS CONTRIBUTIONS: For any Plan Year, the excess of:

          (a) the aggregate amount of Elective Deferrals (and, if applicable, Qualified Matching Contributions and Qualified Nonelective
     Contributions) actually made on behalf of Highly Compensated Employees for the Plan Year; over

          (b) the maximum amount of those contributions permitted under the Actual Deferral Percentage test in Section A.4 (determined by reducing contributions made on behalf of Highly Compensated Employees in the order of their Actual Deferral Percentages beginning with the highest Actual Deferral Percentage).

     EXCESS DEFERRAL AMOUNT: The amount of Elective Deferrals for a taxable year.

that are includible in a Participant's gross income under Code Section 402(g) to the extent the Participant's Elective Deferrals exceed the dollar limitation under Code Section 402(g).

     MATCHING CONTRIBUTION: Under this Appendix, Matching Contribution also includes Employer contributions made to any other defined contribution plan on behalf of a Participant on account of a Participant contribution made to any other plan of an Employer or on account of the Participant's Elective Deferrals to this or any other plan of an Employer.

B.2 MAXIMUM AMOUNT OF ELECTIVE DEFERRALS

     No Employee may have Elective Deferrals under this Plan, or any other qualified plan of an Employer, during any taxable year in excess of the dollar limitation in Code Section 402(g) in effect at the beginning of that taxable year.

B.3 EXCESS DEFERRAL AMOUNTS

     B.3.1 Excess Deferral Amounts and income or loss allocable to those amounts will be distributed no later than April 15 of each year to Participants who claim allocable Excess Deferral Amounts for the preceding calendar year.

     B.3.2 The Participant's claim must be written and submitted to the Administrative Committee as soon as administratively practicable. The claim must specify the Participant's Excess Deferral Amount for the preceding calendar year and must be accompanied by the Participant's written statement that if those amounts are not distributed, the Excess Deferral Amount, when added to amounts deferred under other plans or arrangements described in Code
Section 401(k), 402(h)(1)(B), 403(b), 457, or 501(c)(18) exceeds the limit imposed on the Participant by Code Section 402(g) for the year in which the deferral occurred. Elective Deferrals shall not include any deferrals properly distributed as excess Annual Additions. A participant shall be deemed to have notified the Administrative Committee of any Excess Deferral Amounts that arise by taking into account only those Elective Deferrals made to this Plan or any other plan of the Company.

     B.3.3 The Excess Deferral Amount distributed to a Participant shall be adjusted for income or loss allocable thereto. Income and loss allocable to Excess Deferral Amounts shall be the income or loss allocable to the Participant's Elective Deferrals for the taxable year multiplied by a fraction, the numerator of which is the Participant's Excess Deferral Amount for the taxable year, and the denominator of which is the Account Balance in his Participant 401(k) Account attributable to Elective Deferrals on the last day of that taxable year without regard to any income or loss occurring during that taxable year.

     B.3.4 The Excess Deferral Amount distributed to a Participant is reduced by any Excess Contributions previously distributed to the Participant for the Plan Year beginning with or within that taxable year. In no event may the amount distributed exceed the Participant's total Elective Deferrals for the taxable year.

     B.3.5 Excess Deferral Amounts are treated as Annual Additions under Appendix B, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

B.4 ACTUAL DEFERRAL PERCENTAGE TEST

     B.4.1 The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year may not exceed:

          (a) The Average Actual Deferral Percentage for Eligible
     Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

          (b) the Average Actual Deferral Percentage for Eligible
     Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees by more than 2 percentage points or such lesser amount as the Secretary of the Treasury may prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

     B.4.2 The provisions of Code Section 401(k)(3) and Treasury Regulation
Section 1.401(k)-1(b) are incorporated by reference.

     B.4.3 To the extent Elective Deferrals are taken into account under Section A.6, they are disregarded under this Section A.4.

     B.4.4 The Administrative Committee shall determine for any Plan Year whether Qualified Matching Contributions and/or Qualified Nonelective Contributions will be treated as Elective Deferrals in the Actual Deferral Percentage test under this Section A.4, and, if so, whether such Qualified Matching Contributions and Qualified Nonelective Contributions will be allocated to all Employees or allocated to all Non-Highly Compensated Employees. The Administrative Committee shall also determine whether the amounts treated as Elective Deferrals, subject to such other requirements as the Secretary of the Treasury may prescribe, are:

          (a) all Qualified Matching Contributions;

          (b) all Qualified Nonelective Contributions;

          (c) such Qualified Matching Contributions as are needed to satisfy the Actual Deferral Percentage test; or

          (d) such Qualified Nonelective Contributions as are needed to satisfy the Actual Deferral Percentage test.

     B.4.5 The Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals allocated to his account under 2 or more plans or arrangements described in Code Section 401(k) that are maintained by the Company or an Affiliate is determined as if all Elective Deferrals (and, if applicable, Qualified Matching Contributions and Qualified Nonelective Contributions) were made under a single arrangement. If the cash or deferred arrangements have different plan years, all cash or deferred arrangements ending within the same calendar year are treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code Section 401(k).

     B.4.6 If this Plan satisfies the requirements of Code Section 401(a)(4), 401(k), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of those Code sections only if aggregated with this Plan, then this Section A.4 is applied by determining the Actual Deferral Percentage of Eligible Participants as if all the plans were a single plan.

     B.4.7 The Administrative Committee also may treat one or more plans as a single plan with the Plan whether or not the aggregated plans satisfy Code Sections 401(a)(4) and 410(b). However, those plans must then be treated as one plan under Code Sections 401(a)(4), 401(k), and 410(b). Plans may be aggregated under this Section A.4.7 only if they have the same plan year.

     B.4.8 To determine the Actual Deferral Percentage of a Participant who is a 5-percent owner or one of the 10 most highly paid Highly Compensated Employees, the Elective Deferrals (and, if applicable, Qualified Matching Contributions and Qualified Non-elective Contributions) and Compensation of the Participant include the Elective Deferrals (and, if applicable, Qualified Matching Contributions and Qualified Nonelective Contributions) and Compensation for the Plan Year of Family Members who are Eligible Employees. Family Members, with respect to Highly Compensated Employees, are disregarded as separate employees in determining the Actual Deferral Percentage both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

     B.4.9 Elective Deferrals, Qualified Matching Contributions, and Qualified Nonelective Contributions are considered made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year.

     B.4.10 The determination and treatment of the Elective Deferrals, Qualified Matching Contributions, Qualified Nonelective Contributions, and Actual Deferral Percentage of any Participant must satisfy such other requirements as the Secretary of the Treasury may prescribe.

B.5 EXCESS CONTRIBUTIONS

     B.5.1 Excess Contributions, plus any income and minus any loss allocable to those contributions, will be distributed no later than the last day of each Plan Year to Participants to whose Account the Excess Contributions were made for the preceding Plan Year. Excess Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the Family Members in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each Family Member that is considered to determine the combined Actual Deferral Percentage. The Administrative Committee anticipates that the Excess Contributions will be distributed to affected Participants within 2-1/2 months after the close of the Plan Year in which the Excess Contribution occurred. If Excess Contributions are not distributed to affected Participants within 2-1/2 months after the close of the Plan Year, the Employer will be subject to a 10% excise tax under Code
Section 4979.

     B.5.2 The Excess Contributions shall be adjusted for income and losses allocable thereto. The income or loss allocable to Excess Contributions shall be the income or loss allocable to the Participant's Elective Deferrals (and, if applicable, Qualified Matching Contributions and Qualified Nonelective Contributions treated as Elective Deferrals) for the Plan Year multiplied by a fraction, the numerator of which is the Participant's Excess Contributions for the Plan Year and the denominator of which is the Participant's Account Balances attributable to Elective Deferrals (and, if applicable, Qualified Matching Contributions and Qualified Nonelective Contributions) on the last day of the Plan Year without regard to any income or loss occurring during that Plan Year.

     B.5.3 The Excess Contributions distributed to a Participant are also reduced by the amount of Excess Deferral Amounts distributed to the Participant.

     B.5.4 Amounts distributed under this Section A.5 are first treated as distributions from the Participant 401(k) Account and are treated as distributed from the Participant's Employer Contribution Account only to the extent the Excess Contributions exceed the balance in his Participant 401(k) Account.

     B.5.5 Excess Contributions are treated as Annual Additions under
Appendix B.

B.6 AVERAGE CONTRIBUTION PERCENTAGE TEST

     B.6.1 The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year may not exceed:

          (a) the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

          (b) the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees by more than 2 percentage points or such lesser amount as the Secretary of the Treasury may prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

     B.6.2 The provisions of Code Section 401(m) and any regulations issued thereunder are incorporated by reference.

     B.6.3 To the extent that Qualified Matching Contributions are taken into account under Section A.4, they are disregarded under this Section A.6.

     B.6.4 The Administrative Committee shall determine for any Plan Year whether Elective Deferrals and/or Qualified Nonelective Contributions will be treated as Matching Contributions in the Average Contribution Percentage test under this Section A.6. The Administrative Committee shall also determine whether the amounts treated as Matching Contributions, subject to such other requirements as the Secretary of the Treasury may prescribe are:

          (a) all Elective Deferrals;

          (b) all Qualified Nonelective Contributions;

          (c) such Elective Deferrals as are needed to satisfy the Average Contribution Percentage test; or

          (d) such Qualified Nonelective Contributions as are needed to satisfy the Average Contribution Percentage test.

     B.6.5 The Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to receive Matching Contributions under 2 or more plans described in Code Section 401(a) or arrangements described in Code Section 401(k) that are maintained by the Company or an Affiliate is determined as if all Matching Contributions (and Participant contributions to another plan) (and, if applicable, Elective Deferrals and Qualified Nonelective Contributions) were made under a single plan. If the plans have different plan years, all plans ending within the same calendar year are treated as a single plan. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code Section 401(m).

     B.6.6 If this Plan satisfies the requirements of Code Section 401(a)(4), 401(m), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of those Code sections only if aggregated with this Plan, then this Section A.6 is applied by determining the Contribution Percentages of Eligible Participants as if all the plans were a single plan. In calculating Contribution Percentages under this paragraph, Participant contributions to the other plans are considered.

     B.6.7 The Administrative Committee may treat one or more plans as a single plan with the Plan whether or not the aggregated plans satisfy Code Sections 401(a)(4) and 410(b). However, those plans must then be treated as one plan under Code Sections 401(a)(4), 401(m), and 410(b). Plans may be aggregated under this Section A.6.7 only if they have the same plan year.

     B.6.8 To determine the Contribution Percentage of an Eligible Participant who is a 5-percent owner or one of the 10 most highly-paid Highly Compensated Employees, Matching Contributions (and Participant contributions to another plan) (and, if applicable, Elective Deferrals and Qualified Nonelective Contributions) and Compensation of the Participant includes the Matching Contributions (and Participant contributions to another plan) (and, if applicable, Elective Deferrals and Qualified Nonelective Contributions) and Compensation for the Plan Year of eligible Family Members. Family Members, with respect to Highly Compensated Employees, are disregarded as separate employees in determining the Contribution Percentage both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

     B.6.9 Matching Contributions and Qualified Nonelective Contributions are considered made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year.

     B.6.10 The determination and treatment of the Contribution Percentage of any Participant must satisfy such other requirements as the Secretary of the Treasury may prescribe.

B.7 EXCESS AGGREGATE CONTRIBUTIONS

     B.7.1 Excess Aggregate Contributions, plus any income and minus any loss allocable to those contributions, are forfeited, if otherwise forfeitable under this Plan, or if not forfeitable, distributed no later than the last day of each Plan Year, to Participants to whose Accounts Matching Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the Family Members in proportion to the Matching Contributions of each Family Member that is considered to determine the combined Actual Contribution Percentage. The Administrative Committee anticipates that the Excess Aggregate Contribution will be distributed to affected Participants within 2-1/2 months after the close of the Plan Year in which the Excess Aggregate Contributions occurred.

     B.7.2 If Excess Aggregate Contributions are not distributed to affected Participants within 2-1/2 months after the close of the Plan Year, the Employer will be subject to a 10% excise tax under Code Section 4979.

     B.7.3 The Excess Aggregate Contributions to be distributed are adjusted for income and losses allocable thereto. The income or loss allocable to Excess Aggregate Contributions shall be the income or loss allocable to the Participant's Matching Contributions (and, if applicable, Elective Deferrals, Qualified Matching Contributions and Qualified Nonelective Contributions treated as Matching Contributions) for the Plan Year multiplied by a fraction, the numerator of which is the Participant's Excess Aggregate Contributions for the Plan Year and the denominator of which is the Participant's Account Balances attributable to Matching Contributions (and, if applicable, Elective Deferrals, Qualified Matching Contributions and Qualified Nonelective Contributions) on the last day of the Plan Year without regard to any income or loss occurring during that Plan Year.

     B.7.4 Amounts distributed under this Section A.7 are treated as distributions from the Participant's Employer Contribution Account and, if applicable, on a PRO RATA basis from his Participant 401(k) Account.

     B.7.5 Amounts forfeited by Highly Compensated Employees under this Section A.7 are used to reduce Employer Contributions.

     B.7.6 Excess Aggregate Contributions are treated as Annual Additions under Appendix B.

B.8 COORDINATION OF DISTRIBUTIONS OF EXCESS DEFERRAL AMOUNTS,
    EXCESS CONTRIBUTIONS, AND EXCESS AGGREGATE CONTRIBUTIONS

     Excess Deferral Amounts, Excess Contributions, and Excess Aggregate Contributions are calculated and distributed in that order.

B.9 MULTIPLE USE OF ALTERNATIVE LIMITATION

     If the sum of the average Actual Deferral Percentage and the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees exceeds the Aggregate Limit, a multiple use of the alternative limitation (within the meaning of Code Section 401(m)(9)) occurs. However, multiple use does not occur if either the Average Actual Deferral Percentage or the Average Contribution Percentage for Eligible Participants who are

Highly Compensated Employees does not exceed 1.25 multiplied by the Average Actual Deferral Percentage or the Average Contribution Percentage, as applicable, for Eligible Participants who are Non-Highly Compensated Employees. Under this Section A.9, the Average Actual Deferral Percentage and the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees are determined after any corrections required to meet the Actual Deferral Percentage test and the Average Contribution Percentage test. Multiple use is corrected by either reducing the Actual Deferral Percentage or the Average Contribution Percentage of all Highly Compensated Employees in the Plan, or by reducing the actual Deferral Percentage or Average Contribution Percentage of only those Highly Compensated Employees who are eligible to have both Elective Deferrals and Matching Contributions allocated to their Plan Accounts so that the Aggregate Limit is not exceeded. The amount of the reduction is treated as an Excess Contribution or Excess Aggregate Contribution, depending upon whether the Actual Deferral Percentage or Actual Contribution Percentage is reduced. The amount of the reduction of Excess Contributions or Excess Aggregate Contributions shall be in accordance with Treasury Regulation Section 1.401(k)-1(f)(2) or 1.401(m)-1(e)(2), as applicable.

                                  APPENDIX C

                        LIMITATIONS ON ANNUAL ADDITIONS

C.1  DEFINITIONS

     These terms have the following meanings in this Appendix:

     ANNUAL ADDITION: The sum of the following amounts credited to a Participant's Accounts for any Limitation Year:

          (a)  contributions made by any Controlled Group Member;

          (b) participant contributions to any other qualified plan of a Controlled Group Member even if withdrawn during the same Limitation
     Year including without limitation, nondeductible employee contributions to all defined benefit plans whether or not terminated, maintained by the Controlled Group Member;

          (c) forfeitures allocated to any defined contribution plan maintained by a Controlled Group Member;

          (d) amounts attributable to post-retirement medical benefits, allocated to the separate account of a key employee as defined in Code
     Section 419A(d)(3), under all welfare benefit funds as defined in Code
     Section 419(e) maintained by any Controlled Group Member;

          (e) amounts allocated to an individual medical account as defined in Code Section 415(l)(2) which is part of a pension or annuity plan maintained by any Controlled Group Member; and

          (f)  allocations under a simplified employee pension.

Any Excess Amount applied under Sections B.3.1 and B.3.4 in the Limitation Year to reduce Controlled Group Member contributions will be considered Annual Additions for that Limitation

Year.

     CONTROLLED GROUP MEMBER: Any corporation during the time it is a member of a "controlled group of corporations" (as defined in Code Section 414(b), as modified by Code Section 415(h)) of which the Company is a member and any trade or business during the time it is under "common control" (as defined in Code Section 414(c), as modified by Code Section 414(h)) with the Company, or any affiliated service group as defined in Code Section 414(m), or any other entity required to be aggregated with the Employer under Code Section 414(o).

     DEFINED BENEFIT FRACTION: For any Participant, the fraction (determined as of the last day of the Limitation Year) with a numerator equal to the Projected Annual Benefit of the Participant and a denominator equal to the lesser of:

          (a)  1.25 multiplied by the dollar limitation in effect under Code
     Section 415(b)(1)(A) and (d) for that Limitation Year; or

          (b) 1.4 multiplied by the amount of the Participant's average Limitation Compensation for the consecutive 3 Years of Service that produces the highest average, including any adjustments under Code
     Section 415(b).

     If the Participant was a participant as of the first day of the Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by a Controlled Group Member which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under those plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

     DEFINED CONTRIBUTION DOLLAR LIMITATION: $30,000 or, if greater, 1/4 of the dollar limitation in effect under Code Section 415(b)(1)(A) as in effect for the Limitation Year.

     DEFINED CONTRIBUTION FRACTION: For any Participant, the fraction (determined as of the last day of the Limitation Year) with a numerator equal to the sum of all the Participant's Annual Additions under all Defined Contribution Plans (whether or not terminated) maintained by a Controlled Group Member for the current and all prior Limitation Years and a denominator equal to the sum of the lesser of the following amounts determined for the Limitation Year and for each prior Limitation Year for which the Participant was credited with a Year of Service (regardless of whether a Defined Contribution Plan was maintained by a Controlled Group Member):

          (a) 1.25 multiplied by the Defined Contribution Dollar Limitation in effect for that Limitation Year; or

          (b) 1.4 multiplied by 25% of the Participant's Limitation Compensation for that Limitation Year.

     If the Participant was a participant as of the first day of the Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by a Controlled Group Member which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over 1.0 times (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

     The Annual Addition for any Limitation Year beginning before January 1, 1987, is not recomputed to treat all employee contributions as Annual Additions.

     EXCESS AMOUNT: The excess of the Participant's Annual Additions for the Limitation Year over the maximum Annual Addition permitted under Section B.2.

     LIMITATION COMPENSATION: A Participant's Earned Income, wages, salaries, and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Controlled Group Member maintaining the Plan (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowance under a nonaccountable plan (as described in Treasury Regulation Section 1.62-2(c)), and excluding the following:

          (a) Controlled Group Member contributions to a plan of deferred compensation which are not includible in the Participant's gross income for the taxable year in which contributed, or Controlled Group Member contributions under a simplified employee pension plan to the extent those contributions are deductible by the Participant or any distributions from a plan of deferred compensation;

          (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

          (c) Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; and

          (d) Other amounts which received special tax benefits, or contributions made by the Controlled Group Member (whether or not under a salary reduction agreement) toward the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the gross income of the Participant).

For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of the Section, compensation for a Limitation Year is the compensation actually paid or made available during the Limitation Year. However, for a Non-Highly Compensated Employee who is permanently and totally disabled within the meaning of Code Section 22(e)(3) and for whom contributions are nonforfeitable when made, "Limitation Compensation" means the Limitation Compensation the Participant would have received if the Participant was paid at the same rate as immediately before becoming permanently and totally disabled.

     LIMITATION YEAR: The Plan Year. All qualified plans maintained by a Controlled Group Member must use the same Limitation Year. If the Limitation Year is amended to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

     MASTER OR PROTOTYPE PLAN: A plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

     PROJECTED ANNUAL BENEFIT: The Participant's annual benefit payable in the form of a straight life annuity or a qualified joint and survivor annuity under all defined benefit plans qualified under Code Section 401 maintained at any time (whether or not terminated) by the Company or any other Controlled Group Member. The Project Annual Benefit is computed assuming that the Participant will remain employed until normal retirement age under the plan (or his current age, if later) and that the Participant's Compensation (and all other relevant factors used to determine benefits) will remain at its current level until that time.

C.2 MAXIMUM ANNUAL ADDITION

     C.2.1 A Participant's Annual Addition in any Limitation Year may not exceed the lesser of:

          (a) the Defined Contribution Dollar Limitation; or

          (b) 25% of the Participant's Limitation Compensation (other than any contribution for medical benefits within the meaning of Code Section 401(h) or 419A(f)(2) which is treated as an Annual Addition) for that Limitation Year.

If a short Limitation Year is created by an amendment changing the Limitation Year to a different 12-month period, the maximum Annual Addition may not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction, the numerator of which is the number of months in the short Limitation Year and the denominator of which is 12.

     C.2.2 Before determining the Participant's actual Limitation
Compensation for the Limitation Year, the Employer may determine the maximum Annual Addition under Section B.2.1 for a Participant on the basis of a reasonable estimation of the Participant's Limitation Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

     C.2.3 As soon as administratively feasible after the end of the Limitation Year, the maximum Annual Addition under Section B.2.1 will be determined on the basis of the Participant's actual Limitation Compensation for the Limitation Year.

C.3  EXCESS AMOUNTS

     C.3.1 If the Participant does not participate in, and has never participated in another qualified plan maintained by a Controlled Group Member, a welfare benefit fund as defined in Code Section 419(e) maintained by a Controlled Group Member, or an individual medical account as defined in Code Section 415(l)(2) maintained by a Controlled Group Member, or a simplified employee pension as defined in Code Section 408(k) maintained by a Controlled Group Member, which provides an Annual Addition, the Employer contribution to this Plan that would otherwise be contributed or allocated to the Participant's Account will be limited to ensure that there will be no Excess Amount for the Limitation Year. If the Employer contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Addition for the Limitation Year to exceed the maximum Annual Addition, then subject to Section B.3.8, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the maximum Annual Addition. However, if pursuant to Section B.2.3, there is an Excess Amount, the excess will be disposed of as follows:

          (a) If the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Account will be used to reduce Employer contributions (including any allocation of forfeitures) for that Participant in the next Limitation Year, and each succeeding Limitation Year, if necessary.

          (b) If the Participant is not covered by the Plan at the end of a Limitation Year, the Excess Amount is held unallocated in a suspense account and will be used to reduce future Employer contributions for all remaining Participants in the next Limitation Year and each succeeding Limitation Year, if necessary.

          (c) A suspense account may not participate in the allocation of the gains and losses of the Investment Funds. All amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer or Employee contributions may be made for that Limitation Year. Excess Amounts in a suspense account may not be distributed to Participants or former Participants.

     C.3.2 This Section B.3.2 and Section B.3.3 and B.3.4 apply if, in addition to this Plan, the Participant is covered under another qualified defined contribution Master or Prototype Plan maintained by a Controlled Group Member, a welfare benefit fund, as defined in Code Section 419(e), maintained by a Controlled Group Member, or an individual medical account, as defined in Code Section 415(l)(2), maintained by a Controlled Group Member, or a simplified employee pension as defined in Code Section 408(k), maintained by a Controlled Group Member, which provides an Annual Addition during any Limitation Year. The Annual Additions which may be credited to a Participant's Account under this Plan for any such Limitation Year when added to the Annual Additions credited to Participant's Account under the other plans, welfare benefit funds and simplified employee pensions for the same Limitation Year may not exceed the maximum Annual Addition under Section
B.2.1. If the Annual Additions with respect to the Participant under other defined contribution plans, welfare benefit funds and simplified employee pensions maintained by a Controlled Group Member are less than the maximum Annual Addition under

Section B.2.1 and the Controlled Group Member contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the maximum Annual Addition under Section B.2.1. If the Annual Additions with respect to the Participant under the other defined contribution plans, welfare benefit funds and simplified employee pensions in the aggregate are equal to or greater than the maximum Annual Addition, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

     C.3.3 If, pursuant to Section B.2.2 or as a result of the allocation of forfeitures, a Participant's Annual Additions under this Plan and the other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund, individual medical account or simplified employee pension will be deemed to have been allocated first regardless of the actual allocation date.

     C.3.4 If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of:

          (a)  the total Excess Amount allocated as of that date; times

          (b) the ratio of (i) the Annual Additions allocated to the Participant for the Limitation Year as of that date under this Plan to
     (ii) the total Annual Additions allocated to the Participant for the Limitation Year as of that date under this and all the other

     Master or Prototype Plans.

Any Excess Amount attributed to this Plan will be disposed in the manner described in Section B.3.1.

     C.3.5 This Section B.3.5 applies if the Participant is covered under another qualified defined contribution plan maintained by a Controlled Group Member which is not a Master or Prototype Plan. Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with Sections B.3.2 through B.3.4 as though the other plan were a Master or Prototype Plan unless the Company provides other limitations in Section I.A of the Addendum to the Adoption Agreement.

     C.3.6 This Section B.3.6 applies in addition to the limitations of Section B.2.1 if a Participant has participated in any defined benefit plan maintained at any time (whether or not terminated) by the Company or any other Controlled Group Member. The sum of the Participant's Defined Benefit Fraction and the Participant's Defined Contribution Fraction may not exceed
1.0. If necessary, the Annual Addition which may be credited under this Plan for any Limitation Year will be reduced in accordance with Section 1.B of the Addendum to the Adoption Agreement.

     C.3.7 If this Plan is a restatement of a plan which satisfied Code
Section 415 for all Limitation Years beginning before January 1, 1987, then, in accordance with regulations promulgated by the Secretary of the Treasury, an amount (not exceeding the numerator of the Defined Contribution Plan Fraction) is subtracted from that numerator so that the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction under Code
Section 415(e)(1) does not exceed 1.0 for the year. The adjustment described in the preceding sentence is determined as if the Tax Reform Act of 1986 changes to the limitation on contributions and benefits were in effect for the last year beginning before January 1, 1987.

     C.3.8 Excess Annual Additions resulting from a reasonable error in determining the amount of Elective Deferrals that may be contributed pursuant to a Participant 401(k) Election under Code Section 415 may be corrected through a distribution of such excess Elective Deferrals, but only to the extent that the distribution of the Elective Deferrals would reduce the excess Annual Addition. The amount so distributed shall be includible in income in the year distributed. Such distribution shall be made without regard to any notice or consent requirements under Code Section 411(a)(11), and also without regard to any restrictions on distribution under Code
Section 401(k)(2)(B)(i). Such distribution shall not constitute an Eligible Rollover Distribution.

     C.3.9 The limitations of this Appendix B are intended to comply with Code Section 415 so that the maximum contributions and benefits provided by the Company and Controlled Group Members will exactly equal the maximum amounts allowed under Code Section 415. Any discrepancy between this Section and Code Section 415 will be resolved so as to give full effect to Code
Section 415.

                                   APPENDIX D

                              TOP-HEAVY PROVISIONS

D.1 DEFINITIONS

     These terms have the following meanings in this Appendix:

     AGGREGATED PLANS: (a) All plans of the Company or an Affiliate which must be aggregated with the Plan; and (b) all plans of the Company or an Affiliate which may be aggregated with the Plan and which the Administrative Committee elects to aggregate with the Plan, in determining whether the Plan is top-heavy. A plan must be aggregated with the Plan if the plan (whether or not terminated) includes or included as a participant a Key Employee or if the plan enables any plan of the Company or Affiliate in which a Key Employee participates to qualify under Code Section 401(a)(4) or 410(b). A plan of the Company or an Affiliate may be permissibly aggregated with the Plan (whether or not terminated) if the plan satisfies the requirements of Code Sections 401(a)(4) and 410(b), when considered together with this Plan and all plans which must be aggregated with this Plan. No plan may be aggregated with this Plan unless it is a qualified plan under Code Section 401(a). The top-heavy status of Aggregated Plans is determined by aggregating the plans' respective top-heavy determinations that are made as of the Determination Dates that fall within the same calendar year.

     DETERMINATION DATE: The date as of which it is determined whether a plan is top-heavy or super top-heavy for the Plan Year. The Determination Date for any Plan Year is the last day of the preceding Plan Year, or for the first Plan Year, the last day of that Plan Year.

     GROUP PARTICIPANT: Anyone who is or was a participant in any Aggregated Plan as of the Determination Date or any of the 4 immediately preceding Plan Years. Any Beneficiary of a Group Participant who has received, or is expected to receive, a benefit from an Aggregated Plan is considered a Group Participant solely for determining whether the Plan is top-heavy or super top-heavy.

     KEY EMPLOYEE: Any Employee or former Employee, or their Beneficiaries, of the Company or an Affiliate who, as of a Determination Date, or as of any of the 4 immediately preceding Plan Years, was:

          (a) an officer of the Company earning an annual compensation in excess of 50% of the amount in effect under Code Section 415(b)(1)(A);

          (b) a 5-percent owner of the Company;

          (c) a 1-percent owner of the Company whose total annual compensation from the Company and the Affiliates exceeds $150,000; or

          (d) an Employee whose compensation equals or exceeds $30,000 (or such higher amount as may be defined under Code Section 415(c)(1)(A)), and whose ownership interest (determined in accordance with Code Section
     318) in the Company and the Affiliates is among the 10 largest.

Under this Appendix, "compensation" means compensation as defined in Code
Section 415(c)(3), but including Employer contributions made pursuant to a salary reduction agreement which are not includible in the individual's gross income under Code Section 125, 402(e)(3), 402(h), or 403(b).

     The determination of who is a Key Employee is made in accordance with Code Section 416(i)(1).

     NON-KEY EMPLOYEE: Any Employee who is not a Key Employee including an

Employee who is a former Key Employee.

     TOP-HEAVY RATIO: (a) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for Aggregated Plans as appropriate is a fraction, the numerator of which is the sum of the Account Balances of all Key Employees as of the Determination Date(s) (including any part of any Account Balance distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of all Account Balances (including any part of any Account Balance distributed in the 5-year period ending on the Determination Date(s)), both computed in accordance with Code Section 416 and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

     (b) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for the Aggregated Plans is a fraction, the numerator of which is the sum of Account Balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (a) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s) and the denominator of which is the sum of the

Account Balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (a) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with Code Section 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the 5-year period ending on the Determination Date.

     (c) For purposes of (a) and (b) above, the value of Account Balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code Section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (i) who is not a Key Employee but who was a Key Employee in a prior year or (ii) who has not been credited with at least one Hour of Service with any Employer maintaining the plan at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416 and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

     The accrued benefit of a Participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

D.2  TOP-HEAVY PLAN

     D.2.1 The rules in this Appendix apply to a Plan for the first Plan Year beginning after the Determination Date as of which the Plan is top-heavy or super top-heavy, and also apply to the first Plan Year if the Plan is top-heavy as of the initial Determination Date. Except where expressly indicated otherwise, those rules continue to apply until as of a later Determination Date, the Plan is no longer top-heavy or super top-heavy. However, if the Plan changes from being super top-heavy to being top-heavy, the rules for a top-heavy plan will apply and if the Plan changes from being top-heavy to being super top-heavy, the rules for a super top-heavy plan will apply.

     D.2.2 For any Plan Year, the Plan is "top-heavy" if the Top-Heavy Ratio exceeds 60% determined as of the Determination Date.

     C.2.3 For any Plan Year, the Plan is "super top-heavy" if the Top-Heavy Ratio exceeds 90% determined as of the Determination Date.

D.3.  MINIMUM BENEFITS OR CONTRIBUTIONS

     D.3.1 For any Plan Year in which the Plan is top-heavy, the minimum rate of contributions and forfeitures allocated to the account either of any Participant who is not a Key Employee and is employed by the Company on the last day of the Plan Year, or any Eligible Employee regardless of whether employed on the last day of the Plan Year, as elected under Section II.B of the Addendum to the Adoption Agreement, is determined without regard to any

Social Security contribution and regardless of whether the Participant has completed 1,000 Hours of Service (or any equivalent provided in the Plan) or whether the Participant has compensation less than a stated amount. The minimum contribution is equal to the lesser of:

          (a) the highest rate of Employer contributions and forfeitures (determined as a percentage of Limitation Compensation) (as defined in Appendix B) allocated to the account of any Key Employee; or

          (b)  3% (4% if the Plan is super top-heavy) of Compensation.

     D.3.2 If a Participant also participates in another defined contribution plan of the Company or an Affiliate, the minimum allocation described above will be provided under the other plan or this Plan as elected in Section II.A of the Addendum to the Adoption Agreement. If the Participant also participates in one or more defined benefit plans of the Company or an Affiliate, the minimum required benefits or allocations under Code Section 416 will be provided under either this Plan or the defined benefit plan as elected in Section II.B of the Addendum to the Adoption Agreement. If a Participant also participates in both another defined contribution plan of the Company or an Affiliate and a defined benefit plan of the Company or an Affiliate, the minimum required benefits or allocations under Code Section 416 will be provided as elected in Section II.C of the Addendum to the Adoption Agreement.

     D.3.3 Neither Elective Deferrals nor Matching Contributions made on behalf of Non-Key Employees may be used to satisfy the minimum contribution requirement of this Section C.3.

D.4  MINIMUM VESTING

     For any Plan Year in which the Plan is top-heavy, and the Employer has not elected either three year cliff vesting, immediate vesting, or any other vesting schedule that would satisfy the requirements of Code Section 416(b) under Section V of the Adoption Agreement, an active Participant's vested interest in the Account Balance of his Employer Contribution Account, other than amounts attributable to Qualified Matching Contributions and Qualified Nonelective Contributions, as of the first day of the Plan Year, and as of any future date while the Plan continues to be top-heavy, shall be no less than as determined under the following table:


                YEARS OF SERVICE                   VESTING PERCENTAGE
                ----------------                   ------------------

                Less than 2 years                        None
                2 but less than 3                         20%
                3 but less than 4                         40%
                4 but less than 5                         60%
                5 but less than 6                         80%
                6 years or more                          100%


     Even if the Plan is subsequently determined to no longer be top-heavy, the preceding vesting schedule shall be retained. The above minimum vesting schedule applies to all benefits within the meaning of Code Section 411(a)(7), except those attributable to Employee contributions, including benefits accrued before the Plan becomes top-heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as a top-heavy plan changes for any Plan Year.

D.5  ADJUSTMENT TO MAXIMUM BENEFITS

     For any Plan Year in which the Plan is top-heavy, the maximum benefit which may be provided under Appendix B is determined by substituting "1.00" for "1.25" wherever it appears in that Appendix. However, if the Plan is not super-heavy for that Plan Year, then the preceding sentence does not apply if "4%" is substituted for "3%" in Section C.3.1(b).

D.6  DISCONTINUANCE OF APPENDIX

     If any provision of this Appendix is no longer required to qualify the Plan under the Code, then that provision will become void without the necessity of further Plan amendment.

                                  APPENDIX E

                          DISTRIBUTION REQUIREMENTS

E.1  DEFINITIONS

     These terms have the following meanings in this Appendix:

     APPLICABLE LIFE EXPECTANCY: (a) The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or the Participant's spouse) in the first Distribution Calendar Year, and the life expectancy (or joint and last survivor expectancy) recalculated using the employee's (and the spouse's) attained age as of the Participant's birthday (and the surviving spouse's birthday) in each succeeding calendar year, reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated.

     (b) If the Beneficiary is not the Participant's spouse, the applicable life expectancy for determining the minimum distribution for each Distribution Calendar Year will be determined by recalculating the Participant's life expectancy but not recalculating the Beneficiary's life expectancy. Such applicable life expectancy is the joint life and last survivor expectancy using the Participant's attained age as of the Participant's birthday in the Distribution Calendar Year and an adjusted age (within the meaning of Proposed Regulation Section 1.401(a)(9)-1, Q&A E-8) for the Beneficiary.

     (c) Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Income Tax Regulation Section 1.72-9.

     DISTRIBUTION CALENDAR YEAR: A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the

Participant's Required Beginning Date. For a distribution beginning after a Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 5.3 of the Plan.

     PARTICIPANT'S BENEFIT: (a) The Account Balances as of the last Valuation Date in the Valuation Calendar Year increased by the amount of any contributions allocated as of dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date.

     (b) For purposes of paragraph (a) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year is treated as if it had been made in the immediately preceding Distribution Year.

     REQUIRED BEGINNING DATE: The first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2.

     VALUATION CALENDAR YEAR: The calendar year immediately preceding the Distribution Calendar Year.

E.2  GENERAL RULES

     E.2.1 The requirements of this Appendix apply to any distribution of the Participant's interest and take precedence over any inconsistent provisions of this Plan.

     E.2.2 All distributions required under this Plan are determined and made in accordance with the proposed regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of proposed Treasury Regulation Section 1.401(a)(9)-2.

     E.2.3 The amount required to be distributed for each Distribution Calendar Year must at least equal the quotient obtained by dividing the Participant's Benefit by the lesser of (i) the Applicable Life Expectancy or
(ii) if the Participant's spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A 4 of proposed Treasury Regulation Section 1.401(a)(9)-2.

     E.2.4 The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

     E.2.5 If an amount is transferred or rolled over from another plan to this Plan, the rules in Q&A J-2 and Q&A J-3 of proposed Treasury Regulation
Section 1.401(a)(9)-1 apply.

     E.2.6 The entire interest of a Participant must be distributed or begin to be distributed not later than the Participant's Required Beginning Date.

     E.2.7 The life expectancy of a Participant and the Participant's spouse shall be recalculated.